AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2012

SECURITIES ACT FILE NO. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

MANAGERS AMG FUNDS

(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue,

Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

(800) 299-3500

(Registrant’s Telephone Number, Including Area Code)

Michael Ponder

Managers AMG Funds

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and Address of Agent for Service)

Copy to:

Gregory C. Davis.

Rajib Chanda

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

Title of Securities being Registered: shares of beneficial interest, no par value per share.

It is proposed that this filing will become effective on May 19, 2012 pursuant to Rule 488.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

THE YACKTMAN FUNDS, INC.

6300 Bridgepoint Parkway

Austin, Texas 78730

THE YACKTMAN FOCUSED FUND

THE YACKTMAN FUND

Meeting of Stockholders

To Be Held on [June 26], 2012

Dear Valued Stockholder:

You are cordially invited to attend a special meeting of stockholders of each of The Yacktman Focused Fund (“Yacktman Focused Fund”) and The Yacktman Fund (“Yacktman Fund”) (throughout this letter and the related proxy materials we refer to such funds as the “Existing Funds”), each a class of The Yacktman Funds, Inc. (“Yacktman Funds”), to be held on [June 26], 2012. At the stockholder meeting of each Existing Fund there will be a vote on an important proposal, described below. Your Board of Directors has already approved the proposal and recommends that you vote in favor.

The Board of Directors of Yacktman Funds, a Maryland corporation and registered investment company advised by Yacktman Asset Management Co. (“Yacktman Co.”), and the Board of Trustees of Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust and registered investment company advised by Managers Investment Group LLC (“Managers”), have each approved a reorganization whereby each Existing Fund would be reorganized into a new series of Managers AMG Funds (each a “Reorganization” and collectively the “Reorganizations”). The Reorganizations are expected to close on or about [July 1], 2012, or sooner. The day-to-day portfolio management of the Existing Funds is carried out by Yacktman Co. Managers is a subsidiary of Affiliated Managers Group, Inc., a publicly traded asset management company (NYSE:AMG) with equity interests in a diverse group of highly regarded boutique investment management firms (“AMG”).

To carry out the Reorganizations, Managers AMG Funds is creating two new series, each with the same investment objective and substantially similar principal investment strategies as its corresponding Existing Fund. The two series are called Yacktman Focused Fund (the “New Yacktman Focused Fund”) and Yacktman Fund (the “New Yacktman Fund”), and are part of the family of mutual funds advised by Managers (the “Managers Funds”). Throughout this letter and the related proxy materials we refer to the New Yacktman Focused Fund and the New Yacktman Fund as the “New Funds.”

In each Reorganization, an Existing Fund will transfer all of its assets to its corresponding New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to stockholders of the Existing Fund Service Class shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. Each Reorganization is expected to qualify as a tax-free transaction. Yacktman Funds, Managers AMG Funds, Yacktman Co. and Managers have agreed that Managers and Yacktman Co. will bear equally the expenses of each Reorganization, including proxy solicitation costs, so that stockholders of Yacktman Funds and shareholders of Managers AMG Funds will not bear any of these costs.

In connection with the Reorganizations, AMG has entered into a definitive agreement with Yacktman Co., pursuant to which AMG will acquire an indirect majority equity interest in Yacktman. Yacktman will contribute its business, and assign its advisory contracts, to a newly formed Delaware limited partnership named Yacktman Asset Management LP (“Yacktman LP”), which will be owned by AMG and the existing owners of Yacktman Co. (the “Yacktman Transaction”). Throughout this letter and the related proxy materials, “Yacktman” shall refer to Yacktman Co. prior to the Reorganizations and Yacktman LP after the Reorganizations. This investment by AMG in Yacktman provides an opportunity for Yacktman’s current employee-owners to realize value from their ownership interests, and ensures that the employee-owners continue to have an ownership interest in Yacktman by continuing as long-term partners in Yacktman, ensures Yacktman’s continuing operational autonomy going forward and preserves Yacktman’s independent character, including its focus on the interests of its clients. As partners in Yacktman, the employee-owners will have a customary set of rights and obligations in Yacktman, including long-term employment agreements for certain key Yacktman principals. The Yacktman Transaction will not result

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in any material changes to Yacktman’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

Pursuant to the Reorganizations, it is proposed that Managers will serve as the investment manager to each New Fund, and Yacktman will serve as the subadvisor to each New Fund. It is anticipated that Yacktman will manage the day-to-day portfolio management of the New Funds in the same way Yacktman manages the day-to-day portfolio management of the Existing Funds, and that the Yacktman personnel involved in the day-to-day management of each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds, and, as the investment manager of each New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Funds.

We are seeking your approval of the Reorganization of the Existing Fund(s) of which you are a stockholder. Information regarding each Reorganization is contained in the enclosed proxy materials. The Board of Directors of Yacktman Funds and the Board of Trustees of Managers AMG Funds each approved each Reorganization on April 4, 2012. A vote in favor of a Reorganization with respect to an Existing Fund will also constitute a vote in favor of the liquidation and dissolution of such Existing Fund.

The Board of Directors of Yacktman Funds believes that approval of each Reorganization is in the best interests of each Existing Fund and each Existing Fund’s stockholders. Accordingly, the Board of Directors recommends that you vote in favor of your Existing Fund’s Reorganization.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. You may also vote your shares by telephone or electronically by following the instructions in the enclosed proxy materials. If you have any questions about the proxy materials or the proposed Reorganizations, please call your investment professional or Yacktman Funds at 1-800-525-8258.

Very truly yours,

Donald A. Yacktman
President of The Yacktman Funds, Inc.

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THE YACKTMAN FUNDS, INC.

6300 Bridgepoint Parkway

Austin, Texas 78730

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Q:	What am I being asked to vote on?

A: As a stockholder of an Existing Fund, you are being asked to vote to approve the Reorganization of your Existing Fund into its corresponding New Fund, a series of Managers AMG Funds, pursuant to an Agreement and Plan of Reorganization among Yacktman Funds, Managers AMG Funds, Managers and Yacktman. In connection with each Reorganization, your Existing Fund will transfer all of its assets to its corresponding New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive Service Class shares of the New Fund (the “New Fund Shares”) with a value equal to the net asset value of your shares of the Existing Fund immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. Upon completion of the Reorganization, you will become a shareholder of the New Fund and your Existing Fund will terminate. A vote in favor of a Reorganization with respect to an Existing Fund will also constitute a vote in favor of the liquidation and dissolution of such Existing Fund.

Existing Fund	New Fund

The Yacktman Focused Fund	Yacktman Focused Fund

The Yacktman Fund	Yacktman Fund

Q:	Has my Existing Fund’s Board of Directors approved the Reorganizations?

A: Yes. The Board of Directors of Yacktman Funds approved the Reorganization for each Existing Fund on April 4, 2012 and recommends that you vote to approve your Existing Fund’s Reorganization.

Q:	Why is my Existing Fund’s Board recommending the Reorganizations?

A: The Board of Directors of Yacktman Funds has concluded that participation in each proposed Reorganization is in the best interests of each Existing Fund and its stockholders. In reaching this conclusion, the Board of Directors considered several factors, which are discussed in detail in these materials. These factors include Managers’ capabilities and experience in serving as an investment adviser, including as sponsor to and adviser of Managers AMG Funds, that Yacktman will be the subadvisor to the New Funds, that each New Fund will have the same investment objective and substantially similar investment strategies as its corresponding Existing Fund, that Yacktman Co. and Managers are bearing the costs of the Reorganizations, that the Reorganizations are expected to be tax-free to Existing Fund stockholders for U.S. federal income tax purposes, that Managers has agreed that the investment management fee for each New Fund will be the same as the investment management fee for its corresponding Existing Fund; and that, to the extent that the net asset level of each New Fund’s Service Class shares is equal to or greater than the average net asset level of its corresponding Existing Fund during such Existing Fund’s prior fiscal year, and to the extent the transition of the New Funds to Managers AMG Funds’ service providers is completed promptly following each Reorganization, the total annual operating expense ratio of the Service Class shares of each New Fund will be less than the total annual operating expense ratio of its corresponding Existing Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

In connection with the Reorganizations, AMG has entered into a definitive agreement with Yacktman Co., pursuant to which AMG will acquire an indirect majority equity interest in Yacktman. Yacktman will contribute its business, and assign its advisory contracts, to a newly formed Delaware limited partnership named Yacktman Asset Management LP (“Yacktman LP”), which will be owned by AMG and the existing owners of Yacktman Co. (the “Yacktman Transaction”). Throughout these proxy materials, “Yacktman” shall refer to Yacktman Co. prior to the Reorganizations and Yacktman LP after the Reorganizations. This investment by AMG in Yacktman provides an opportunity for Yacktman’s current employee-owners to realize value from their ownership interests, and ensures that the employee-owners continue to have an ownership interest in Yacktman by continuing as long-term partners in Yacktman, ensures Yacktman’s continuing operational autonomy going forward and preserves Yacktman’s independent character, including its focus on the interests of its clients. As partners in Yacktman, the employee-owners will have a customary set of rights and obligations in Yacktman, including long-term employment agreements for certain key Yacktman principals. The Yacktman Transaction will not result in any material

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changes to Yacktman’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

The closing of the Yacktman Transaction is contingent upon the stockholders of both Existing Funds approving their respective Reorganizations and the closing of both Reorganizations and the closing of the Reorganizations is contingent upon the closing the Yacktman Transaction. Therefore, if the Yacktman Transaction does not close, the Reorganizations will also not occur even if stockholders have voted to approve the Reorganizations.

It is proposed that Yacktman will serve as the subadvisor for the New Funds, allowing stockholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel. Also, it is proposed that Managers, a subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Funds. Managers currently provides investment management and administration services to the Managers Funds family of funds, a complex of 36 mutual funds, not including the New Funds. Managers has advised the Board of Directors of Yacktman Funds that Managers is committed to providing shareholders with access to a complete array of investment products and a comprehensive, high-quality set of shareholder services. As a shareholder in a New Fund, you will have access to the Managers Funds family of funds with the ability to exchange into certain other Managers Funds.

Q:	Who will manage my New Fund once the Reorganizations are completed?

A: Following the Reorganizations, Managers will serve as the investment manager of each New Fund and Yacktman will serve as each New Fund’s subadvisor. Therefore, Yacktman will have day-to-day portfolio management responsibility as subadvisor for each New Fund, and each New Fund’s portfolio will be managed in substantially the same manner and by the same personnel as the corresponding Existing Fund prior to its Reorganization.

Q:	How will the expenses that I bear as a shareholder of a New Fund compare to the expenses I currently bear as a stockholder of the corresponding Existing Fund?

A: As noted above, to the extent that the net asset level of each New Fund’s Service Class shares is equal to or greater than the average net asset level of its corresponding Existing Fund during such Existing Fund’s prior fiscal year, and to the extent the transition of the New Funds to Managers AMG Funds’ service providers is completed promptly following each Reorganization, the total annual operating expense ratio of the Service Class shares of each New Fund will be less than the total annual operating expense ratio of its corresponding Existing Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

Q:	Will I, or my Existing Fund, need to pay fees or taxes as a result of the Reorganizations?

A: No. The Reorganizations will not trigger any sales commission or other fees for stockholders. Also, each Reorganization is expected to be a tax-free transaction for stockholders, the Existing Funds, and the New Funds for U.S. federal income tax purposes. Accordingly, your cost basis and holding period of shares of an Existing Fund will carry over to shares of its corresponding New Fund you receive upon the closing of the Reorganization. Although the Reorganizations are expected to be tax-free for stockholders, each Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganizations. These distributions generally will be taxable to stockholders as ordinary income or capital gains, unless a stockholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

Q:	How do the investment objective and strategies of the Existing Funds and the New Funds compare?

A: Each New Fund has the same investment objective and substantially similar principal investment strategies as its corresponding Existing Fund.

Q:	What happens if stockholders of an Existing Fund do not approve the Reorganization?

A: The closing of each Reorganization is subject to a number of conditions, including the condition that stockholders of each Existing Fund approve their respective Reorganization. Therefore, if stockholders of either Existing Fund do not approve their respective Reorganization, the entire transaction may not proceed, in which case no Existing Fund will reorganize. In addition, the closing of the Yacktman Transaction is contingent upon the stockholders of both Existing Funds approving their respective Reorganizations and the closing of the Reorganizations and the closing of the Reorganizations is contingent upon the closing the Yacktman Transaction. Therefore, if stockholders of one or both Existing Funds do not approve their respective Reorganization, the Yacktman Transaction will not close and no Existing Fund will reorganize. Also, if the Yacktman Transaction does not close, the Reorganizations will also not occur even if

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stockholders have voted to approve the Reorganizations. If a Reorganization relating to an Existing Fund is not approved by the stockholders of such Existing Fund, the Board of Directors of Yacktman Funds will determine what further action, if any, is appropriate for such Existing Fund.

Q:	What happens if I do not wish to participate in the Reorganization of an Existing Fund, or what if I do not wish to own shares of the New Funds?

A: Assuming the Reorganization is approved by the stockholders of an Existing Fund, you may redeem your shares of the Existing Fund at any time before the last business day prior to the closing date of the Reorganization, which is expected to be on or about [July 1, 2012] (the “Closing Date”). After the Closing Date, you may also redeem your shares of a New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions may be taxable to you.

Q:	What stockholder vote is required to approve the Reorganizations?

A: The approval of the Reorganization by an Existing Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Existing Fund. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Q:	When will the Reorganizations occur?

A: If approved, we expect each Reorganization to be completed on or about [July 1, 2012], or sooner, provided all of the other closing conditions have been satisfied or waived.

Q:	When will the Stockholder Meeting be held?

A: The Stockholder Meeting is scheduled to be held on [June 26, 2012].

Q:	How do I vote my shares?

A: You can vote your shares by telephone or electronically by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your investment professional or Yacktman Funds at 1-800-525-8258.

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The Yacktman Focused Fund

The Yacktman Fund

EACH A CLASS OF

THE YACKTMAN FUNDS, INC.

6300 Bridgepoint Parkway

Austin, Texas 78730

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

SCHEDULED FOR [JUNE 26], 2012

This is the formal notice and agenda for the special meeting of stockholders of each of The Yacktman Focused Fund (“Yacktman Focused Fund”) and The Yacktman Fund (“Yacktman Fund,” and together with Yacktman Focused Fund, the “Existing Funds”), each a class of The Yacktman Funds, Inc. (“Yacktman Funds”). This notice tells the stockholders of the Existing Funds what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the Yacktman Focused Fund (the “New Yacktman Focused Fund”) and the Yacktman Fund (the “New Yacktman Fund”) as the “New Funds,” which are series of Managers AMG Funds (“Managers AMG Funds”). We refer to the Existing Funds and the New Funds together as the “Funds.”

To the Stockholders of Yacktman Focused Fund and Yacktman Fund:

A special meeting of stockholders of each of Yacktman Focused Fund and Yacktman Fund will be held on [June 26, 2012] at [9:00 a.m.] (Central Time) at the offices of [            ] (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of Yacktman Focused Fund in exchange for shares of the New Yacktman Focused Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Yacktman Focused Fund in connection with the reorganization. (To be voted on by the stockholders of Yacktman Focused Fund only)

2. A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of Yacktman Fund in exchange for shares of the New Yacktman Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Yacktman Fund in connection with the reorganization. (To be voted on by the stockholders of Yacktman Fund only)

(The transactions that are the subject of the foregoing proposals are referred to herein as the “Reorganizations” and each a “Reorganization.”)

3. Any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Existing Funds as of the close of business on April 30, 2012 are entitled to receive this notice and vote at the Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Meeting, please vote by telephone or electronically, or complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Directors of The Yacktman Funds, Inc.
Stephen Yacktman, Secretary
[May 21,] 2012

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

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Whether or not you plan to attend the Meeting, please vote by telephone or electronically, or complete, sign, date and return the enclosed proxy card(s) in the enclosed prepaid envelope so that you will be represented at the Meeting.

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Proxy Statement/Prospectus

May 19, 2012

THE YACKTMAN FUNDS, INC.

6300 BRIDGEPOINT PARKWAY

AUSTIN, TEXAS 78730

1-800-525-8258

MANAGERS AMG FUNDS

800 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document is both the proxy statement for The Yacktman Focused Fund (“Yacktman Focused Fund”) and The Yacktman Fund (“Yacktman Fund,” and together with Yacktman Focused Fund, the “Existing Funds”) and a prospectus for the Yacktman Focused Fund (the “New Yacktman Focused Fund”) and the Yacktman Fund (the “New Yacktman Fund,” and together with the New Yacktman Focused Fund, the “New Funds”) (the “Proxy Statement/Prospectus”). We refer to the Existing Funds and the New Funds together as the “Funds.” It contains the information that stockholders of the Existing Funds should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Reorganization of each Existing Fund into its corresponding New Fund. Please retain this Proxy Statement/Prospectus for future reference. Each Existing Fund is a class of The Yacktman Funds, Inc. (“Yacktman Funds”), an open-end management investment company, and each New Fund is a series of Managers AMG Funds (“Managers AMG Funds”), an open-end management investment company.

The closing of each Reorganization is subject to a number of conditions, including the condition that stockholders of each Existing Fund approve their respective Reorganization. Therefore, if stockholders of either Existing Fund do not approve their respective Reorganization, the entire transaction may not proceed, in which case no Existing Fund will reorganize. The closing of the Yacktman Transaction (as defined below) is also contingent upon the stockholders of both Existing Funds approving their respective Reorganizations and the closing of both Reorganizations and the closing of the Reorganizations is contingent upon the closing the Yacktman Transaction. Therefore, if the Yacktman Transaction does not close, the Reorganizations will also not occur even if stockholders have voted to approve the Reorganizations. Also, if stockholders of one or both Existing Funds do not approve their respective Reorganization, the Yacktman Transaction will not close and no Existing Fund will reorganize. If a Reorganization relating to an Existing Fund is not approved by the stockholders of such Existing Fund, the Board of Directors of Yacktman Funds will determine what further action, if any, is appropriate for such Existing Fund. If each Reorganization is approved, we expect the Reorganizations will be completed on or about [July 1, 2012], or sooner, provided all of the other closing conditions have been satisfied waived. The Service Class shares of the New Funds will become the accounting and performance survivors of the Reorganizations and the New Funds will be the successor funds to the Existing Funds.

Additional information regarding the Reorganizations is contained in this Proxy Statement/Prospectus.

The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to stockholders beginning on or about [May 21,] 2012.

HOW WILL THE REORGANIZATIONS WORK?

Each Reorganization of an Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to its corresponding New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of Service Class shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of liabilities (all as determined immediately prior to the transaction using the New Fund’s valuation policies);

(2)	the pro rata distribution of the Service Class shares of the New Fund to the stockholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and dissolution of the Existing Fund.

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The total net asset value of the New Fund shares that a stockholder will receive in the Reorganization will be the same as the total net asset value of the shares of the Existing Fund that such stockholder held immediately before the Reorganization, based upon the New Fund’s valuation procedures. A form of the Plan of Reorganization is attached to this document as Appendix A.

The New Funds will not commence investment operations until each approved Reorganization is completed. The Existing Funds are currently advised and administered by Yacktman Asset Management Co. (“Yacktman Co.”), which will contribute its business to a newly formed Delaware limited partnership named Yacktman Asset Management LP (“Yacktman LP”) in connection with the Yacktman Transaction. Throughout this Proxy Statement/Prospectus and the related proxy materials, “Yacktman” shall refer to Yacktman Co. prior to the Reorganizations and Yacktman LP after the Reorganizations. Managers Investment Group LLC, which we refer to as “Managers,” will serve as the investment manager to the New Funds and Yacktman will serve as the subadvisor of the New Funds. If the Reorganizations are approved and consummated, stockholders of an Existing Fund will own shares of its corresponding New Fund. The investments of each New Fund will be managed in substantially the same manner and by the same personnel as the corresponding Existing Fund because Yacktman and its applicable personnel will have day-to-day portfolio management responsibility as subadvisor for each New Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Existing Funds is available in the:

•	Statutory Prospectus for the Existing Funds;

•	Annual and Semi-Annual Reports to stockholders of the Existing Funds; and

•	Statement of Additional Information, or “SAI,” for the Existing Funds.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective statutory prospectus of the Existing Funds dated April 30, 2011, as supplemented through the date of this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus (meaning it is legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated May 19, 2012 also is incorporated by reference and is legally considered to be part of this document.

The Existing Funds’ statutory prospectus and the most recent annual report to stockholders of the Existing Funds, containing audited financial statements for the most recent fiscal year ended December 31, 2011, have been previously mailed to stockholders of the Existing Funds.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

The Yacktman Funds, Inc.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
1-800-525-8258

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission

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100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.yacktman.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in a New Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	You may lose money by investing in a New Fund.

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I. SYNOPSIS

The Reorganizations

The Board of Directors of Yacktman Funds and the Board of Trustees of Managers AMG Funds have approved the Reorganizations, and in connection with the Reorganizations, Yacktman Funds agreed to solicit the consent of each Existing Fund’s stockholders for the reorganization of each Existing Fund (a class of Yacktman Funds) into its corresponding New Fund (a series of Managers AMG Funds).

Yacktman Funds has called a special meeting of the stockholders of the Existing Funds to allow the stockholders of each Existing Fund to vote on the proposed Reorganization of such Existing Fund into its corresponding New Fund.

In connection with the Reorganizations, Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive agreement with Yacktman Co., pursuant to which AMG will acquire a majority equity interest in Yacktman. Yacktman will contribute its business, and assign its advisory contracts, to a newly formed Delaware limited partnership named Yacktman Asset Management LP, which will be owned by AMG and the existing owners of Yacktman Co. (the “Yacktman Transaction”). This investment by AMG in Yacktman provides an opportunity for Yacktman’s current employee-owners to realize value from their ownership interests, and ensures that the employee-owners continue to have an ownership interest in Yacktman by continuing as long-term partners in Yacktman, ensures Yacktman’s continuing operational autonomy going forward and preserves Yacktman’s independent character, including its focus on the interests of its clients. As partners in Yacktman, the employee-owners will have a customary set of rights and obligations in Yacktman, including long-term employment agreements for certain key Yacktman principals. The Yacktman Transaction will not result in any material changes to Yacktman’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

The Yacktman Transaction is expected to close on or about the same time as the Reorganizations and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the Reorganizations by Existing Fund stockholders; (2) Yacktman maintaining a specified percentage of its run-rate revenues between signing and closing; and (3) other customary closing conditions. Upon the closing, Yacktman expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients.

Yacktman currently serves as the investment adviser of the Existing Funds. Following the Reorganizations, the New Funds will be managed by Managers, a subsidiary of AMG, and subadvised by Yacktman. Following the Reorganizations, Yacktman will serve as the subadvisor for the New Funds and, as such, will have day-to-day portfolio management responsibility and manage each New Fund in substantially the same manner with the same personnel as its corresponding Existing Fund. In addition, as described below under “The Reorganizations—Description of the Reorganizations,” it is expected that shortly after and subject to the consummation of the Reorganizations and the closing of the Yacktman Transaction, Mr. Bruce B. Bingham, a current director (“Director”) of Yacktman Funds, will join the Board of Trustees of the Managers Funds family of funds, including Managers AMG Funds, as a trustee (“Trustee”), and that Messrs. Albert J. Malwitz and George J. Stevenson, III, each of whom is a current Director of Yacktman Funds, are expected to be retained as advisors to the Board of Trustees of the Managers AMG Funds with respect to the New Funds for a two-year period following the Reorganizations.

As part of the Reorganizations, overall responsibility for investment management, administration, and shareholder servicing, some of which is currently being performed by Yacktman for the Existing Funds, will be assumed by Managers for the New Funds.

U.S. Federal Income Tax Consequences

As a condition to the closing of each Reorganization, each New Fund and its corresponding Existing Fund will receive an opinion of counsel to the effect that the Reorganization is expected to be treated as a tax-free transaction for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by an Existing Fund or its stockholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a stockholder’s Existing Fund shares are expected to carry over to the New Fund shares the shareholder receives in the Reorganization. See “The Reorganizations – U.S. Federal Income Tax Consequences” below for more information.

At any time prior to a Reorganization, a stockholder may redeem shares of an Existing Fund. This would likely result in the recognition of gain or loss by the stockholder for federal income tax purposes.

Although the Reorganizations are expected to be tax-free for stockholders, each Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to

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stockholders as ordinary income or capital gains, unless a stockholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

Investment Objective and Strategies

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their investment strategies. However, each New Fund and its corresponding Existing Fund have the same investment objective and the principal investment strategies of each New Fund and its corresponding Existing Fund are substantially similar. The description below reflects how each Existing Fund is currently managed and how its corresponding New Fund will continue to be managed after the Reorganization, and also includes a comparison of each Existing Fund’s and its corresponding New Fund’s investment objective and principal investment strategies.

Yacktman Focused Fund – New Yacktman Focused Fund

The investment objective of both Yacktman Focused Fund and the New Yacktman Focused Fund is to seek long-term capital appreciation and, to a lesser extent, current income. The investment objective of each Fund is not a fundamental policy and thus may be changed without stockholder or shareholder approval, as applicable.

Yacktman Focused Fund invests and the New Yacktman Focused Fund may invest in both domestic and foreign equity securities and debt securities. Each Fund may invest up to 20% of its assets in foreign equity securities. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

Each Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, options and ADRs. Some, but not all, of the equity securities will pay a dividend.

Each Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). Both Funds may invest up to 20% of their respective assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold.

Yacktman employs a disciplined investment strategy with respect to Yacktman Focused Fund and will employ a disciplined investment strategy with respect to the New Yacktman Focused Fund. Yacktman Focused Fund invests and the New Yacktman Focused Fund may invest in securities of any size company at levels Yacktman believes offer an attractive forward rate of return. Both Funds are non-diversified. When Yacktman purchases stocks, it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price. Each Fund generally sells companies that no longer meet its investment criteria, or if better investment opportunities are available.

Both Funds may invest a portion of their respective assets in money market instruments as a temporary defensive measure. Under such circumstances, a Fund may not achieve its investment objective.

All of the foregoing investment strategies with respect to the Funds may be changed without stockholder or shareholder approval, as applicable.

Yacktman Fund – New Yacktman Fund

The investment objective of both Yacktman Fund and the New Yacktman Fund is to seek long-term capital appreciation and, to a lesser extent, current income. The investment objective of each Fund is not a fundamental policy and thus may be changed without stockholder or shareholder approval, as applicable.

Yacktman Fund invests and the New Yacktman Fund may invest in both domestic and foreign equity securities and debt securities. Each Fund may invest up to 20% of its assets in foreign equity securities. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

Each Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks and ADRs. Some, but not all, of the equity securities will pay a dividend.

Each Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). Both Funds may invest up to 20% of their respective assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold.

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Yacktman employs a disciplined investment strategy with respect to Yacktman Fund and will employ a disciplined investment strategy with respect to the New Yacktman Fund. Yacktman Fund invests and the New Yacktman Fund may invest in securities of any size company at levels Yacktman believes offer an attractive forward rate of return. When Yacktman purchases stocks, it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price. Each Fund generally sells companies that no longer meet its investment criteria, or if better investment opportunities are available.

Both Funds may invest a portion of their respective assets in money market instruments as a temporary defensive measure. Under such circumstances, a Fund may not achieve its investment objective.

All of the foregoing investment strategies with respect to the Funds may be changed without stockholder or shareholder approval, as applicable.

Principal Risk Factors

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their principal risks. However, due to the similarity of the Funds’ investment strategies, there are no material differences among the principal risk factors of the Existing Funds and the New Funds. Although the Existing Funds do not specifically set out Currency Risk as a separate principal risk like the New Funds, the Existing Funds discuss these risks under Foreign Securities Risk. In addition, although the Existing Funds do not specifically note Large-Capitalization Stock Risk, Mid-Capitalization Stock Risk and Sector Risk as principal risks like the New Funds, the Existing Funds are subject to these risks because of their investments.

Below is a discussion of the principal risk factors to which the New Funds are subject that are also applicable to the Existing Funds.

Principal Risk Factors Applicable to All Funds:

Credit Risk—the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer staples sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The consumer staples industries may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk— value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

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Additional Principal Risk Factors Applicable to Yacktman Focused Fund and New Yacktman Focused Fund:

Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

For additional information about the New Funds’ principal investment strategies and principal risks, please see Appendix C –Information Applicable to the New Funds/Shareholder Guide. Certain non-principal investment strategies and non-principal risks which are disclosed in the Existing Funds’ prospectus, will be disclosed in the New Fund’s statement of additional information. For additional information about the New Fund’s non-principal investment strategies and non-principal risks please see the SAI relating to this Proxy Statement/Prospectus.

Comparison of Fees and Expenses

For all of the Funds, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Only pro forma information has been presented with respect to the New Funds because each New Fund will not commence operations until the applicable Reorganization is completed. The Reorganizations themselves will not cause a stockholder to directly pay any additional fees.

With respect to the fees and expenses of the New Funds, and as set forth below, the investment management fees and administration fees charged by the New Funds will be the same as the investment management fees and administration fees charged by the Existing Funds. In addition, to the extent that the net asset level of each New Fund’s Service Class shares is equal to or greater than the average net asset level of its corresponding Existing Fund during such Existing Fund’s prior fiscal year, and to the extent the transition of the New Funds to Managers AMG Funds’ service providers is completed promptly following each Reorganization, the total annual operating expense ratio of the Service Class shares of each New Fund will be less than the total annual operating expense ratio of its corresponding Existing Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

In addition, for the New Funds, which will enter into an Administration Agreement with Managers in connection with the Reorganizations, the level of services provided to New Fund shareholders will increase, so that the New Funds will receive enhanced administrative and shareholder services such as industry leading service providers; dedicated operational, legal and regulatory compliance support of the New Funds at Managers; comprehensive oversight of the New Funds’ operations by Managers; enhanced customer services (including online account access) and higher levels of insurance coverage.

As a result of the Reorganizations, and as described in these proxy materials, stockholders in the Existing Funds will receive shares in the Service Class of the New Funds, which will have similar characteristics as the shares of the Existing Funds. For example, shares of the Existing Funds and Service Class shares the New Funds do not bear 12b-1 fees. Similar to shares of the Existing Funds, Service Class shares of the New Funds are authorized to pay up to 0.20% of shareholder servicing fees with respect to each financial intermediary that services shareholder accounts and charges the New Funds for such services. Two additional share classes of the New Funds (Investor Class and Institutional Class) are being created to facilitate future distribution opportunities for the New Funds; however, these additional classes are not involved in the Reorganizations and are not expected to commence operations at the time of the Reorganizations.

In accordance with its practice with respect to the Existing Funds, Yacktman as the subadvisor to the New Funds is expected to pay, out of its own assets, any shareholder servicing fees that may be charged by certain intermediaries or platforms that exceed the 0.20% shareholder servicing fee described above payable by the New Funds with respect to Service Class shares. Finally, the New Funds will continue to have comparable contractual expense limitation agreements in place, as described in the tables below.

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Yacktman Focused Fund and Pro Forma – New Yacktman Focused Fund

Shareholder Fees (fees paid directly from your investment)

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees (as a percentage of the amount redeemed, if applicable, within 30/60 days of purchase)	Exchange fees (as a percentage of the amount redeemed, if applicable, within 30/60 days of purchase)
Yacktman Focused Fund	None	None	None	2.00%	2.00%
Pro Forma – New Yacktman Focused Fund – Service Class	None	None	None	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Yacktman Focused Fund	1.00%	None	0.25%	1.25%(2)
Pro Forma – New Yacktman Focused Fund – Service Class	1.00%	None	0.24%(1)	1.24%(3)

Yacktman Fund and Pro Forma – New Yacktman Fund

Shareholder Fees (fees paid directly from your investment)

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees (as a percentage of the amount redeemed, if applicable, within 30/60 days of purchase)	Exchange fees (as a percentage of the amount redeemed, if applicable, within 30/60 days of purchase)
Yacktman Fund	None	None	None	2.00%	2.00%
Pro Forma – New Yacktman Fund – Service Class	None	None	None	2.00%	2.00%

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Yacktman Fund	0.65%	None	0.25%	0.80%(2)
Pro Forma – New Yacktman Fund – Service Class	0.65%	None%	0.24%(1)	0.79%(4)

(1)	“Other Expenses” have been adjusted as necessary from amounts incurred during the corresponding Existing Fund’s most recent fiscal year to reflect current fees and expenses.
(2)	Yacktman Focused Fund’s and Yacktman Fund’s investment adviser has contractually agreed to waive its advisory fee to the extent necessary to ensure that each Fund’s Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed 1.25% of Yacktman Focused Fund’s daily net assets and 2.00% of Yacktman Fund’s daily net assets. The investment adviser may terminate this waiver at any time, for any reason, but may not do so prior to April 30, 2013.
(3)	Managers has contractually agreed, through at least May 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, and extraordinary expenses) of the Service Class shares of the New Yacktman Focused Fund to 1.25% of the average daily net assets of the Service Class shares, subject to later reimbursement by the Service Class shares in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Yacktman Focused Fund’s contractual expense limitation, Managers may recover from the Service Class shares fees waived and expenses paid to the extent that such repayment would not cause the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements of the Service Class to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between Managers and the New Yacktman Focused Fund’s Board of Trustees.
(4)	Managers has contractually agreed, through at least May 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, and extraordinary expenses) of the Service Class shares of the New Yacktman Fund to 2.00% of the average daily net assets of the Service Class shares, subject to later reimbursement by the Service Class shares in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Yacktman Fund’s contractual expense limitation, Managers may recover from the Service Class shares fees waived and expenses paid to the extent that such repayment would not cause the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements of the Service Class to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between Managers and the New Yacktman Fund’s Board of Trustees.

Example

This Example will help you compare the cost of investing in the Existing Funds and the New Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and each Fund’s operating expenses remain the same. The Example reflects the impact of Yacktman Focused Fund’s contractual expense limitation through April 30, 2013 and the New Funds’ contractual expense limitations through May 1, 2015. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Yacktman Focused Fund	$127	$397	$686	$1,511

Pro Forma – New Yacktman Focused Fund – Service Class	$126	$393	$681	$1,500

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Yacktman Fund	$82	$255	$444	$990

Pro Forma – New Yacktman Fund – Service Class	$81	$252	$439	$978

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in Service Class shares of the New Funds will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Portfolio Turnover

Each Existing Fund and each New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year ended December 31, 2011, Yacktman Focused Fund’s and Yacktman Fund’s portfolio turnover rate was 2% and 3%, respectively, of the average value of its portfolio.

Performance

This section would normally include a bar chart and a table showing how each New Fund has performed and how its performance has varied from year to year. Because the New Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Because the investment objective and principal investment strategies of each New Fund will be substantially similar to that of its corresponding Existing Fund and the entity providing day-to-day portfolio management services to each New Fund will be the same as for the corresponding Existing Fund, the performance history of each Existing Fund is expected to carry over to the corresponding New Fund. To obtain performance information for the New Funds after the Reorganizations take place please visit www.managersinvest.com or call 1-800-835-3879.

Performance information for each of the Existing Funds is available in the Existing Funds’ prospectus dated April 30, 2011, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to each Existing Fund’s stockholders. To obtain updated performance information for the Existing Funds please visit www.yacktman.com or call 1-800-525-8258. Of course, past performance does not predict future results.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

Purchase Procedures

The purchase procedures of the New Funds are substantially similar to those of the Existing Funds, in that shares of the New Funds may be purchased directly from the New Funds, as well as through retirement or savings plans or financial intermediaries, and shares of the Existing Funds may be purchased directly from the Existing Funds, as well as through retirement or savings plans or other financial intermediaries.

Each of the Yacktman Focused Fund and the Yacktman Fund currently offer only one class of shares. While the New Funds will offer Service Class, Institutional Class and Investor Class shares, as described previously, stockholders of the Existing Funds will receive Service Class shares of the New Funds as a result of the Reorganizations. The two additional share classes of the New Funds (Investor Class and Institutional Class) are being created to facilitate future distribution opportunities for the New Funds; however, these additional classes are not involved in the Reorganizations and are not expected to commence operations at the time of the Reorganizations.

The minimum initial investment for shares of the Existing Funds is $2,500 for regular accounts and $500 for Individual Retirement Accounts and Automatic Investment Plans. The minimum initial investment for Service Class shares of the New Funds is $25,000 for regular accounts and $10,000 for Individual Retirement Accounts.

Shares of the Existing Funds are, and shares of the New Funds are or will be, available to individual investors, trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts.

Stockholders of the Existing Funds will not need to satisfy the minimum initial investment amounts of the New Funds in order to receive Service Class shares of the New Funds upon consummation of the Reorganizations, but will need to

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satisfy the minimum initial investment amounts in order to exchange shares for other funds in the Managers Funds family of funds after the Reorganization. See “Exchange Rights” below.

Each Existing Fund may reject any purchase application for any reason. The New Funds may also refuse a buy order for any reason, including the failure to submit a properly completed application, and each New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Funds and the New Funds are substantially similar. Stockholders may redeem shares of an Existing Fund and shareholders may redeem shares of a New Fund any day that the New York Stock Exchange (the “NYSE”) is open for business. Both the Existing Funds and New Funds allow redemptions of shares from the respective Funds by mail, telephone, or bank wire. In addition, the New Funds allow shareholders to redeem their shares over the internet at www.managersinvest.com.

Both the Existing Funds and New Funds may redeem shares in an account if balances fall below a certain amount. The Existing Funds may redeem a stockholder’s account if its value falls below $1,000 due to redemptions and the New Funds may redeem a shareholder’s Service Class shares account if its value falls below $500 due to redemptions, but not until after a Fund gives 60 days’ notice and the opportunity to reestablish the account balance.

The Existing Funds and the New Funds offer systematic redemption/withdrawal plans, and both the Existing Funds and New Funds may require a signature guarantee for redemptions. Under their systematic redemption plans, the Existing Funds require that the account have a net asset value of $10,000 or more and that redemptions be $100 or more, and the New Funds require that redemptions be $100 or more. Unlike the Existing Funds, the New Funds do not require a minimum share balance for systematic redemptions.

Both the Existing Funds and the New Funds impose a redemption fee, with respect to the Existing Funds, for redemptions that occur 30 calendar days or less after purchase, and with respect to the New Funds, for redemptions that occur within 60 days of purchase. The redemption fees do not apply in certain circumstances with respect to both the Existing Funds and the New Funds. In addition, with respect to the Existing Funds, Yacktman may waive the redemption fee at its sole discretion where it believes such waiver is in the best interests of the Existing Funds. The New Funds may modify the terms of, or terminate the redemption fee at any time upon 60 days’ advance notice to shareholders.

Exchange Rights

Yacktman Funds allows stockholders of one Existing Fund to exchange their shares for shares of the other Existing Fund. Exchanges are subject to a $1,000 minimum. There is a $5.00 charge for each telephone exchange and there is no charge for written exchanges. An exchange may result in tax consequences. The exchange privilege may be terminated by the Existing Funds upon at least 60 days prior notice to stockholders.

To enhance investment flexibility, Managers allows New Fund shareholders to exchange shares of the New Funds for the same class of shares of other funds in the Managers Funds family of funds or for shares of other funds in the Managers Funds family of funds that are not subject to a sales charge (load). Not all funds in the Managers Funds family of funds offer all classes of shares or are open to new investors. In addition to exchanging into other funds in the Managers Funds family of funds described above, shareholders also may exchange their shares of the New Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

There is no fee associated with Managers’ exchange privilege; however, an exchange may result in tax consequences. In addition, Managers has implemented the following restrictions regarding exchanges:

•

Except for the JPMorgan Fund, the value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

Both the Existing Funds and the New Funds impose an exchange fee, with respect to the Existing Funds, for exchanges that occur 30 calendar days or less after purchase, and with respect to the New Funds, for exchanges that occur within 60 days of purchase. The exchange fees do not apply in certain circumstances. The New Funds may modify the terms of, or terminate the exchange fee at any time upon 60 days’ advance notice to shareholders.

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Distribution of the Funds

The Existing Funds are self-distributed, although Rafferty Capital Markets, LLC serves as a distributor of the Existing Funds for limited purposes. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as distributor of the New Funds. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and Service Class shares may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders.

Additional Information Applicable to the Existing Funds and New Funds

Additional information regarding stockholder policies and procedures for the Existing Funds may be found in their Prospectus, dated April 30, 2011, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Funds, relating to the purchase, redemption, exchange, and distribution of New Fund shares, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide.

II. THE REORGANIZATIONS

Background

In connection with the Reorganizations, AMG has entered into a definitive agreement with Yacktman Co., pursuant to which AMG will acquire a majority equity interest in Yacktman. Yacktman will contribute its business, and assign its advisory contracts, to a newly formed Delaware limited partnership named Yacktman Asset Management LP, which will be owned by AMG and the existing owners of Yacktman Co. This investment by AMG in Yacktman provides an opportunity for Yacktman’s current employee-owners to realize value from their ownership interests, and ensures that the employee-owners continue to have an ownership interest in Yacktman by continuing as long-term partners in Yacktman, ensures Yacktman’s continuing operational autonomy going forward and preserves Yacktman’s independent character, including its focus on the interests of its clients. As partners in Yacktman, the employee-owners will have a customary set of rights and obligations in Yacktman, including long-term employment agreements for certain key Yacktman principals. The Yacktman Transaction will not result in any material changes to Yacktman’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

The Yacktman Transaction is expected to close on or about the same time as the Reorganizations and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the Reorganizations by Existing Fund stockholders; (2) Yacktman maintaining a specified percentage of its run-rate revenues between signing and closing; and (3) other customary closing conditions. Upon the closing, Yacktman expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients.

Description of the Reorganizations

On April 4, 2012, the Existing Funds’ Board of Directors voted to approve the Reorganizations, subject to approval by the stockholders of each Existing Fund. In each Reorganization, the Existing Fund will transfer its assets to its corresponding New Fund, which will assume all of the liabilities of the Existing Fund. Upon this transfer of assets and assumption of liabilities, each New Fund will issue shares of beneficial interest to its corresponding Existing Fund, which shares will be distributed to stockholders in liquidation of the Existing Fund. Any shares you own of an Existing Fund at the time of the Reorganization will be cancelled and you will receive Service Class shares of its corresponding New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund, based upon the New Fund’s valuation procedures. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by stockholders, each Reorganization is expected to occur on or about [July 1, 2012], provided all of the other closing conditions have been satisfied or waived.

Subject to the consummation of the Reorganizations and the closing of the Yacktman Transaction, it is expected that Mr. Bruce B. Bingham, a current Director of Yacktman Funds, will join the Board of Trustees of the Managers Funds family of funds, including Managers AMG Funds, as a Trustee shortly after the consummation of the Reorganizations. Mr. Bingham is expected to not be an “interested person” of Managers Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). In

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addition, subject to the consummation of the Reorganizations and the closing of the Yacktman Transaction, Messrs. Albert J. Malwitz and George J. Stevenson, III, each of whom is a current Director of Yacktman Funds, are expected to be retained as advisors to the Board of Trustees of Managers AMG Funds with respect to the New Funds for a two-year period following the Reorganizations, and, in such capacity, Messrs. Malwitz and Stevenson may be consulted with respect to the New Funds by the Board of Trustees of Managers AMG Funds on an as-needed basis. For additional information regarding the Board of Trustees of the Managers AMG Funds, including the experience and compensation of the Trustees and advisors, please see the SAI relating to this Proxy Statement/Prospectus.

Reasons for the Reorganizations

Pursuant to the Reorganizations, if approved, Managers will serve as the investment manager to the New Funds, and Yacktman will provide day-to-day portfolio management services as the subadvisor of the New Funds. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds and, as investment manager, Managers will provide investment management, administration, and shareholder services for the New Funds. The Board of Directors of Yacktman Funds and the Board of Trustees of Managers AMG Funds formally approved the Reorganizations on April 4, 2012. In connection with the Reorganizations, Yacktman Funds agreed to solicit the consent of the stockholders of each Existing Fund for the reorganization of such Existing Fund, a class of Yacktman Funds, into its corresponding New Fund, a series of Managers AMG Funds.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to the funds in the Managers Funds family of funds, which includes Managers AMG Funds. Managers is a subsidiary of AMG. As of December 31, 2011, Managers had $10.2 billion in assets under management.

In approving the Reorganizations of the Existing Funds into the New Funds, the Board of Directors of Yacktman Funds considered a number of factors, which are discussed under “Board Considerations of the Reorganizations” below.

Terms of the Reorganizations

At the effective time of each Reorganization, each New Fund will acquire all of the assets and assume all of the liabilities of its corresponding Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) a New Fund’s acquisition of all of the assets of its corresponding Existing Fund in exchange solely for Service Class shares of the New Fund (“New Fund Shares”) and the assumption by the New Fund of all of the liabilities of the Existing Fund by the closing date for the Reorganization (the “Liabilities”), and (ii) the distribution of the New Fund Shares to the stockholders of the Existing Fund as soon as reasonably practicable after the closing.

Each stockholder of an Existing Fund will receive a number of full and fractional New Fund Shares equal in value to the number of full and fractional shares of the Existing Fund held by such stockholder as of the closing date, based upon the New Fund’s valuation procedures. Each Existing Fund will be liquidated and dissolved soon thereafter and Yacktman Funds will be dissolved under Maryland state law.

Accordingly, immediately after the Reorganizations, each former stockholder of an Existing Fund will own corresponding New Fund Shares that will be equal in net asset value to the shares of the Existing Fund held by that stockholder immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. The Plan of Reorganization provides the time for and method of determining the net value of each Existing Fund’s assets (and therefore shares) and the net asset value of a share of its corresponding New Fund. The valuation will be done immediately after the close of business, as described in the Plan of Reorganization, on the business day immediately preceding the closing date of the Reorganizations. Any special stockholder options (for example, automatic investment plans on current Existing Fund stockholder accounts) will automatically transfer to the new accounts.

The Plan of Reorganization provides that Managers and Yacktman Co. will share equally all costs and expenses of the Reorganizations, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of each Reorganization is expected to occur on or about [July 1, 2012], provided all of the other closing conditions have been satisfied or waived. The implementation of each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including, unless waived, the approval of the Reorganizations by stockholders of both Existing Funds.

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Another important condition to closing is that each Existing Fund and New Fund receive a tax opinion to the effect that each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. As such, each Reorganization is not expected to be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s stockholders. It should be noted, however, that each Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to stockholders as ordinary income or capital gains, unless a stockholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the closing date by mutual agreement of the parties. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by April 5, 2013, the Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by the Existing Funds and the New Funds.

The closing of each Reorganization is subject to a number of conditions, including that each Reorganization is conditioned on stockholders of each Existing Fund approving their respective Reorganization. Therefore, if stockholders of either Existing Fund do not approve their respective Reorganization, the entire transaction may not proceed, in which case no Existing Fund will reorganize. The closing of the Yacktman Transaction (as defined below) is also contingent upon the stockholders of both Existing Funds approving their respective Reorganizations and the closing of both Reorganizations and the closing of the Reorganizations is contingent upon the closing the Yacktman Transaction. Therefore, if the Yacktman Transaction does not close, the Reorganizations will also not occur even if stockholders have voted to approve the Reorganizations. Also, if stockholders of one or both Existing Funds do not approve their respective Reorganization, the Yacktman Transaction will not close and no Existing Fund will reorganize. If a Reorganization relating to an Existing Fund is not approved by the stockholders of such Existing Fund, the Board of Directors of Yacktman Funds will determine what further action, if any, is appropriate for such Existing Fund.

Each of Managers AMG Funds and each New Fund has agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act, it will ensure that (i) at least 75% of the Trustees of Managers AMG Funds are not “interested persons” (as that term is defined in the 1940 Act) of Managers or Yacktman; and (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on the New Funds.

Finally, it is anticipated that Managers will enter into an interim transfer agency agreement with U.S. Bancorp, the current transfer agent, custodian, fund accountant and administrator for the Existing Funds, to facilitate the transition of the Existing Funds from the U.S. Bancorp platform to the Managers AMG Funds service provider platform in the weeks following the consummation of the Reorganizations.

Board Consideration of the Reorganizations

Yacktman Funds’ Board of Directors considered the proposed Reorganizations of the Existing Funds into their corresponding New Funds at a special meeting held on April 4, 2012. Prior to that meeting, Managers and Yacktman provided the Board of Directors with materials on the proposed Reorganizations and related matters in response to the Board of Directors’ requests. Those materials included information on the investment objectives and strategies of the New Funds, information on the advisory fees and total expenses of the New Funds, background information on AMG, Managers and Yacktman, and analyses of the New Funds’ valuation policies, the tax treatment of the Reorganizations, and other matters relevant to the Board of Directors’ consideration of the Reorganizations.

At a special meeting held on April 4, 2012, the Board of Directors unanimously approved the proposed Reorganizations, after having discussed and considered the materials provided and the responses by Managers and Yacktman to the Board of Directors’ inquiries. In approving the Reorganizations, the Board of Directors concluded that participation in the Reorganizations is in the best interests of each Existing Fund and its stockholders, and that the Reorganizations will not dilute the interests of any Existing Fund’s stockholders.

In determining whether to recommend approval of the Reorganizations to stockholders of the Existing Funds, the Yacktman Funds’ Board of Directors made inquiries into a number of matters and considered the following factors, among others:

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The Directors considered the business reputation and financial condition of AMG, Managers and their affiliates, as well as Managers’ experience running mutual funds and overseeing subadvisors, Managers’ regulatory history, and its compliance, risk management, operations and other programs and controls.

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The Directors considered that Yacktman, the investment adviser to the Existing Funds, will serve as the subadvisor to the New Funds; the Directors noted their experience and familiarity with Yacktman and that the

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Yacktman personnel involved in the day-to-day management of each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio.

•	The Directors considered that each New Fund will have the same investment objective and substantially similar principal investment strategies as its corresponding Existing Fund.

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The Directors considered that there are not expected to be any repositioning costs as a result of the Reorganizations, that the Existing Funds are expected to be run in the ordinary course up to the closing of the Reorganizations, and that if there are extraordinary transaction costs, they will not be borne by the Existing Funds.

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The Directors considered that, to the extent that the net asset level of each New Fund’s Service Class shares is equal to or greater than the average net asset level of its corresponding Existing Fund during such Existing Fund’s prior fiscal year, and to the extent the transition of the New Funds to Managers AMG Funds’ service providers is completed promptly following each Reorganization, the total annual operating expense ratio of the Service Class shares of each New Fund will be less than the total annual operating expense ratio of its corresponding Existing Fund.

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The Directors considered that Yacktman Co. and Managers are bearing the costs of the Reorganizations, including expenses associated with the organization and registration of each New Fund and the shares thereof, and Yacktman LP and Managers are bearing the costs relating to the dissolution and deregistration of Yacktman Funds (other than those relating to the Existing Funds’ semi-annual report for the six-month period ended June 30, 2012, which shall be borne by the New Funds).

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The Directors considered that each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for stockholders of the Existing Funds, the Existing Funds and the New Funds.

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The Directors considered that the New Funds will be overseen by the Board of Trustees of Managers AMG Funds. The Directors also considered that stockholder and shareholder rights and governance structures appear generally similar but noted that there are some differences.

•	The Directors considered that Managers has advised the Board of Directors that Managers is committed to providing shareholders of the New Funds with enhanced shareholder and administrative services.

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The Directors considered that each Reorganization will be consummated at net asset value, and that the valuation policies and procedures for the New Funds are not materially different from those of the Existing Funds.

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The Directors considered that shareholders of the New Funds will have exchange privileges with funds in Managers Funds family of funds. The Directors also considered that investment minimums are generally different for the New Funds, but that the minimums would not apply to shares issued in the Reorganizations.

•	The Directors considered the economic benefit to Yacktman from the Yacktman Transaction.

•	The Directors considered the future prospects for the Existing Funds and alternatives to the Reorganizations.

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The Directors considered that the Reorganization of each Existing Fund is subject to the approval of stockholders of that Fund and that if one Reorganization is not approved, Managers has the option of not consummating either Reorganization.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase an Existing Fund or a New Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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U.S. Federal Income Tax Consequences

The Reorganizations are expected to qualify for U.S. federal income tax purposes as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and thus are not expected to result in the recognition of gain or loss by either the Existing Funds or their stockholders. For each Reorganization, as a condition to the closing of the Reorganization, the Existing Fund and its corresponding New Fund will receive a legal opinion from Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to the Existing Fund and the New Fund), to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for federal income tax purposes:

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The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Fund and the corresponding Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

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Under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the corresponding Existing Fund in exchange for New Fund Shares and the assumption by such New Fund of the Liabilities of the corresponding Existing Fund;

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Under Section 362(b) of the Code, the basis in the hands of the New Fund of the assets of the corresponding Existing Fund transferred to such New Fund in the Reorganization will be the same as the basis of such assets in the hands of the corresponding Existing Fund immediately prior to the transfer;

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Under Section 1223(2) of the Code, the holding periods of the assets of the Existing Fund in the hands of the corresponding New Fund will include the periods during which such assets were held by such Existing Fund;

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Under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the corresponding New Fund in exchange for New Fund Shares and the assumption by the corresponding New Fund of the Liabilities of such Existing Fund, or upon the distribution of New Fund Shares by such Existing Fund to its stockholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by Existing Fund stockholders upon the exchange of their shares of such Existing Fund for New Fund Shares;

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Under Section 358 of the Code, the aggregate basis of New Fund Shares a stockholder of the corresponding Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such stockholder’s Existing Fund shares exchanged therefor;

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Under Section 1223(1) of the Code, an Existing Fund stockholder’s holding period for his, her, or its New Fund Shares will include the period for which such stockholder held the Existing Fund shares exchanged therefor, provided that the stockholder held such Existing Fund shares as capital assets; and

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The New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on factual certifications made by officers of the applicable Existing Fund and the corresponding New Fund, and on customary assumptions. No opinion is a guarantee that the tax consequences of either Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with either opinion. Opinions of counsel are not binding upon the IRS or the courts.

If the transfer of the assets of an Existing Fund in exchange for the New Fund Shares and the assumption by the corresponding New Fund of the Liabilities of such Existing Fund were not to constitute a tax-free reorganization, the stockholders of such Existing Fund generally would recognize gain or loss equal, with respect to a particular stockholder, to the difference between the value of the New Fund Shares the stockholder receives and the tax basis of the stockholder’s shares in such Existing Fund.

Although the Reorganizations are expected to be tax-free for stockholders, each Existing Fund may make one or more distributions to stockholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to stockholders as ordinary income or capital gains, unless a stockholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

The ability of each New Fund to carry forward capital losses (if any) of its corresponding Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganizations.

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The above description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any stockholder. Stockholders of each Existing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization with respect to such Existing Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganizations, each stockholder of an Existing Fund should also consult such stockholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to such Existing Fund based upon the stockholder’s particular circumstances.

Fees and Expenses of the Reorganizations

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses incurred in connection with the completion of the Reorganizations, will be borne equally by Managers and Yacktman Co.

III. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING FUNDS AND THE NEW FUNDS

The following summary highlights certain differences between the Existing Funds and the New Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganizations. For more complete information about the Reorganizations, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Funds are classes of The Yacktman Funds, Inc., a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation dated April 6, 1992, as amended (the “Yacktman Articles”). The New Funds are series of Managers AMG Funds, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated June 18, 1999, as amended (the “Managers Trust Agreement,” and together with the Yacktman Articles, the “Fund Charters”). The Managers Trust Agreement and Bylaws of Managers AMG Funds (the “Managers Bylaws”) are designed to make Managers AMG Funds similar in most respects to a Massachusetts business corporation. The operations of the Existing Funds are governed by Maryland law and by the Yacktman Articles and the Bylaws of Yacktman Funds (the “Yacktman Bylaws”). The operations of the New Funds are governed by Massachusetts law and by the Managers Trust Agreement and the Managers Bylaws. Once the amendment to Managers AMG Funds’ registration statement registering the shares of the New Funds becomes effective (which will occur prior to the closing of the Reorganizations), the Existing Funds and the New Funds will be registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

Yacktman Funds is authorized to issue two billion (2,000,000,000) shares of common stock, all with a par value of $0.0001 per share. The Board of Directors of Yacktman Funds may increase or decrease the aggregate number of authorized shares of common stock, may classify and reclassify any unissued shares and may designate or redesignate the name of any class of outstanding shares. The 2,000,000,000 shares have been classified as follows, 1,000,000,000 as Class A, Yacktman Fund, and 1,000,000,000 as Class B, Yacktman Focused Fund.

Managers AMG Funds, and together with Yacktman Funds, the “Fund Entities,” and each a “Fund Entity,” is authorized to issue shares of beneficial interest in separate series in addition to the New Funds. The Managers Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, $0.001 par value, of one or more series, to divide or combine the shares of any series into one or more classes, and to establish and designate a class or classes of a series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of each New Fund have no preemptive or similar rights and may have conversion rights if the Trustees of Managers AMG Funds establish conversion procedures. Shares of the Existing Funds may be converted into shares of any other class of Yacktman Funds after complying with any established conversion procedures. The Managers Trust Agreement provides that shares are fully paid and non-assessable by Managers AMG Funds, except as discussed under “Stockholder/Shareholder Liability” below.

All classes of an Existing Fund and New Fund shall represent the same interest in Yacktman Funds and Managers AMG Funds, respectively, and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Directors of Yacktman Funds and the Board of Trustees of

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Managers AMG Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

Stockholder/Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust such as Managers AMG Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Managers Trust Agreement provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of each New Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The Managers Trust Agreement provides for indemnification out of Managers AMG Funds property for all loss and expense of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of Managers AMG Funds.

Under Maryland law, stockholders of the Existing Funds are generally not liable for an Existing Fund’s or Yacktman Funds’ debts or obligations. The Yacktman Articles do not provide for indemnification for stockholder liability.

Liability of Directors/Trustees

The Yacktman Articles provide that Yacktman Funds will indemnify the directors, officers, employees and agents of Yacktman Funds to the fullest extent permitted by law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with Yacktman Funds.

The Managers Trust Agreement provides that no Trustee, officer, employee or agent of Managers AMG Funds is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of Managers AMG Funds (or particular series thereof) for any satisfaction of claims arising in connection with the affairs of Managers AMG Funds (or particular series thereof, as applicable). The Managers Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Managers AMG Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties.

Meetings

Neither the Existing Funds nor the New Funds are required by law or their governing documents to hold regular or annual stockholder or shareholder meetings, as applicable, and normally will not. The Directors/Trustees of Yacktman Funds and Managers AMG Funds may call, as necessary, stockholder or shareholder meetings, as applicable, of the Existing Funds or the New Funds, respectively. Shareholders of Managers AMG Funds have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee of Managers AMG Funds from office. The Directors/Trustees of each Fund Entity will call a meeting of stockholders/shareholders to vote on removal of a Director/Trustee upon the written request of the record holders of 10% of the shares of the Fund Entity. Pursuant to the Yacktman Bylaws, special meetings of the stockholders may be called at any time upon written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

Under the Yacktman Bylaws, a majority of the shares entitled to vote constitutes a quorum at a stockholder meeting, except when a larger quorum is required by law. Further, under the Yacktman Bylaws, unless otherwise provided by applicable law or the Yacktman Articles, action may be taken or authorized at a stockholder meeting where a quorum is present by a majority of the votes cast at such meeting. Under the Managers Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a stockholder meeting, except when a larger quorum is required by the 1940 Act or other law, and a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a

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plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act, the Managers Trust Agreement, the Managers Bylaws or other applicable law.

Voting Requirements

Pursuant to the Yacktman Bylaws, shares of the Existing Funds entitle their holders to one vote per share. There shall be no cumulative voting in the election of the Board of Directors, which means that in situations in which stockholders elect Directors, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors of Yacktman Funds and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any Directors.

The shareholders of the New Funds are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however that immediately after such appointment two-thirds of the Trustees have been elected by the shareholders of Managers AMG Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the net asset value of shares of all series of Managers AMG Funds voting can, if they choose, elect all Trustees being elected while the shareholders of the remaining shares would be unable to elect any Trustees.

Liquidation or Dissolution

The Yacktman Funds may be liquidated and dissolved as provided by Maryland General Corporate Law. The Yacktman Articles and Yacktman Bylaws do not contain provisions relating to liquidation and dissolution. In the event of a voluntary liquidation and dissolution, Maryland General Corporate Law provides that the directors may distribute to each stockholder who has proved his interest his proportionate shares of the assets of the corporation. Pursuant to Maryland General Corporate Law, the stockholders of Yacktman Funds may dissolve the corporation if certain conditions are met.

The Managers Trust Agreement provides that in the event of the liquidation or dissolution of Managers AMG Funds, the holders of shares of each series or any class thereof shall be entitled to receive the excess of the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series or class held by them. Managers AMG Funds may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities. The liquidation of any particular series or class may be authorized at any time by vote of a majority of the Trustees then in office.

Derivative Actions

Under Maryland law, there is no statutory right for stockholders of a corporation to bring derivative actions. In addition, the Yacktman Articles and the Yacktman Bylaws are silent in regards to stockholder derivative actions. Under Massachusetts law and the Managers Trust Agreement, a shareholder of a New Fund may bring a derivative action on behalf of Managers AMG Funds only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of Managers AMG Funds or on the boards of other funds that are affiliated with Managers AMG Funds. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of Managers AMG Funds must generally join in the demand upon the Trustees.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of Yacktman Funds and Managers AMG Funds and Maryland and Massachusetts law and is not a complete description of those documents or law. Stockholders/shareholders should refer to the provisions of such Fund Charters and Bylaws (which are filed as exhibits to the registration statements of Yacktman Funds and Managers AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts and Maryland law directly for more complete information.

Comparative Information on Fundamental and Non-Fundamental Investment Restrictions

The Existing Funds and the New Funds are each subject to certain fundamental and non-fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative

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vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act), while non-fundamental investment restrictions may be changed by a Fund’s Directors or Trustees, as applicable, without stockholder or shareholder approval, as applicable. The Existing Funds are subject to certain non-fundamental investment restrictions regarding their investments that may only be changed by a vote of the Board of Directors, whereas the New Funds are not subject to such non-fundamental investment restrictions. Appendix B contains tables that compare the fundamental investment restrictions of the Existing Funds and the New Funds and describes non-fundamental investment restrictions of the Existing Funds that may only be changed by a vote of the Board of Directors.

There is not expected to be a material difference between the manner in which each Existing Fund’s and its corresponding New Fund’s portfolio is managed. There are, however, differences in the fundamental investment restrictions between the Existing Funds and the New Funds that would permit material changes in the future. These differences include, among other things:

•

With respect to borrowing, Yacktman Focused Fund may borrow money to the extent permitted by the 1940 Act, while Yacktman Fund will not borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of Yacktman Fund’s total assets. The New Funds may not borrow money in excess of 33 1/3% of the value of their total assets and up to an additional 5% of their total assets for temporary purposes, currently the maximum extent permitted by law. In addition, the New Funds may borrow through interfund lending, while the Existing Funds do not participate in interfund lending. All Existing Funds and New Funds are subject to the asset coverage requirements of Section 18 of the 1940 Act, whether specifically noted in their policies or not.

•

With respect to lending, the Existing Funds will not make loans, except they may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that they may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of an Existing Fund’s total assets would be the subject of such loans. The New Funds may not lend more than 33 1/3% of a New Fund’s total assets. In addition, the New Funds may participate in an interfund lending program with other series of trusts managed by Managers, whereas the Existing Funds do not currently participate in interfund lending.

•

The New Yacktman Focused Fund, unlike its corresponding Existing Fund, has no fundamental restriction with respect to diversification, although both the New Yacktman Focused Fund and its corresponding Existing Fund are non-diversified.

•

Neither of the Existing Funds may sell securities short, buy securities on margin, purchase warrants or participate in a joint trading account and Yacktman Fund may not deal in options, whereas the corresponding New Funds may engage in all of these activities to the maximum extent permitted by applicable law.

•

While both the Existing Funds and the New Funds may not purchase or sell real estate, each of the New Funds may acquire or lease office space for its own use, invest in securities of issuers that invest in real estate or interests therein, invest in securities that are secured by real estate or interests therein, purchase and sell mortgage-related securities and hold and sell real estate acquired by a New Fund as a result of the ownership of securities.

•

While both the Existing Funds and the New Funds may not purchase or sell commodities or commodity contracts, each of the New Funds may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

•

While the Existing Funds have fundamental restrictions relating to investments in securities with no established markets, investing for control and oil, gas and mineral investments, the New Funds do not have such fundamental investment restrictions and may make such investments to the extent they are permitted by applicable law.

•

While Yacktman Fund may only purchase securities of other investment companies in limited circumstances and Yacktman Focused Fund has a non-fundamental investment restriction limiting its investments in other investment companies, the New Funds will be permitted to invest in other investment companies to the maximum extent permitted by law and the SEC.

In addition, while the New Funds are not subject to any non-fundamental investment restrictions that may be changed only by a vote of the Board of Trustees, each Existing Fund is subject to the non-fundamental restrictions set forth in Appendix B, which may only be changed by a vote of the Board of Directors, including a non-fundamental investment restriction pursuant to which the Existing Funds may not invest more than 15% of their net assets in illiquid securities.

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Although not subject to non-fundamental restrictions on these matters, the New Funds also may not currently invest more than 15% of their net assets in illiquid securities.

Existing and Pro Forma Capitalizations

Each New Fund will be the accounting successor to its corresponding Existing Fund after consummation of its Reorganization. Only pro forma capitalization information is shown for the New Funds because the New Funds will not commence investment operations until the completion of the Reorganizations. Accordingly, the pro forma capitalization of the reorganized New Funds is will identical to the capitalizations of the Existing Funds immediately before the Reorganizations. Pro forma capitalization shown below is as of December 31, 2011, based upon the New Funds’ valuation procedures.

	Net Assets	Net Asset Value per Share	Shares Outstanding
Yacktman Focused Fund	$4,443,199,300	$18.78	236,653,112
New Yacktman Focused Fund (Service Class) (pro forma)	$4,443,199,300	$18.78	236,653,112
Yacktman Fund	$6,293,082,610	$17.51	359,303,658
New Yacktman Fund (Service Class) (pro forma)	$6,293,082,610	$17.51	359,303,658

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

Yacktman currently serves as each Existing Fund’s investment adviser. Subject to the supervision of Yacktman Funds’ Board of Directors, Yacktman furnishes continuous investment advisory services to each of the Existing Funds. Yacktman supervises and manages the investment portfolios of the Existing Funds and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Existing Funds’ investment portfolios. Yacktman is located at 6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730. Yacktman is controlled by Donald A. Yacktman, its President, and the owner of 100% of the voting stock of Yacktman.

Managers is the investment manager and administrator of the New Funds. Managers has overall supervisory responsibility for the investment program of the New Funds. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers AMG Funds, the subadvisor to manage each New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of the subadvisor and is responsible for reporting to Managers AMG Funds’ Board of Trustees on each New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for Managers AMG Funds and the New Funds. Managers’ principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. Managers and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors. Managers AMG Funds has obtained from the SEC an exemptive order which permits Managers, subject to certain conditions and oversight by Managers AMG Funds’ Board of Trustees, to terminate a subadvisor to the New Funds and hire new unaffiliated subadvisors for the New Funds without prior shareholder approval. Affiliated subadvisors selected by Managers are, however, subject to shareholder approval. With respect to the New Funds, and subject to Managers’ fiduciary obligations, Managers has agreed not to recommend an affiliated subadvisor other than Yacktman for the New Funds, or to charge an advisory fee that exceeds the subadvisory fee payable to Yacktman as subadvisor to the New Funds.

Subadvisor – New Funds

Following the Reorganizations, Yacktman will serve as subadvisor to the New Funds and will provide the day-to-day portfolio management of the investment operations of the New Funds. In its role as the subadvisor for the New Funds, Yacktman will provide substantially the same portfolio and investment management services to the New Funds as it did for the Existing Funds.

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Portfolio Managers

Each of the Existing Funds is jointly managed by Donald A. Yacktman, his son, Stephen Yacktman and Jason Subotky. As such, they are primarily, and equally, responsible for the day-to-day management of the portfolios of the Existing Funds. Donald Yacktman has been a portfolio manager of the Existing Funds since their inception. He has been President of Yacktman since its organization in 1992 and will continue to serve as President of Yacktman following the Yacktman Transaction. Stephen Yacktman became a portfolio manager for the Existing Funds in December 2002 and has been employed by Yacktman since 1993 and has been a senior vice president of Yacktman since 2004 and will continue to serve as a senior vice president of Yacktman following the Yacktman Transaction. Jason Subotky became a portfolio manager for the Existing Funds in December 2009 and has been employed by Yacktman since 2001; he was a vice president of Yacktman from 2006 to 2011 and a senior vice president since 2011. He will continue to serve as a vice president of Yacktman following the Yacktman Transaction. Following the Reorganization, Messrs. Yacktman, Yacktman and Subotky will manage each New Fund’s portfolio as the portfolio managers jointly and primarily responsible for the day-to-day management of each New Fund.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and their ownership of Existing Fund shares is available in the SAI relating to this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus.

Investment Advisory Agreements – Existing Funds

Under the advisory agreements with the Existing Funds (the “Advisory Agreements”), Yacktman, at its own expense and without reimbursement from the Existing Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Existing Funds and pays the salaries and fees of all officers (other than a portion of the Chief Compliance Officer’s salary) and directors of the Existing Funds (except the fees paid to directors who are not interested persons of Yacktman). For the foregoing, Yacktman receives a monthly fee from Yacktman Focused Fund based on Yacktman Focused Fund’s average daily net assets at the annual rate of 1.00%, and from Yacktman Fund based on Yacktman Fund’s average daily net assets at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000.

Yacktman has undertaken to reimburse each Existing Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Existing Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Existing Fund are qualified for sale. As of the date of this Proxy Statement/Prospectus, no such state law provision was applicable to the Existing Funds. Additionally, on a voluntary basis, Yacktman has contractually agreed to reimburse Yacktman Focused Fund and Yacktman Fund to the extent aggregate annual operating expenses as described above exceed 1.25% and 2.00%, respectively, of such Existing Fund’s daily net assets. The Existing Funds monitor their expense ratios on a monthly basis. If the accrued amount of the expenses of either Existing Fund exceeds the applicable expense limitation, the Existing Fund creates an account receivable from Yacktman for the amount of such excess. In such a situation the monthly payment of Yacktman’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of Yacktman’s fee, Yacktman will pay each Existing Fund the amount of such difference), subject to adjustment month by month during the balance of each Existing Fund’s fiscal year if accrued expenses thereafter fall below this limit.

During the most recently completed fiscal year, the Existing Funds paid monthly advisory fees to Yacktman at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
Yacktman Focused Fund	1.00%
Yacktman Fund	0.565%

A discussion regarding the basis for Yacktman Funds’ Board of Directors approving the Advisory Agreement between Yacktman and each Existing Fund is available in the Existing Funds’ semi-annual report to stockholders for the most recent period ended June 30.

The Advisory Agreements are in effect from year to year, provided with respect to an Advisory Agreement such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the applicable

23

Existing Fund or by the Board of Directors, and (ii) by the Board of Directors of the Existing Fund in the manner required by the 1940 Act. The Advisory Agreements may be terminated without penalty by the Board of Directors or the vote of a majority of the outstanding voting shares of the applicable Existing Fund, or by Yacktman, on 60 days’ written notice to the other party, and will terminate automatically in the event of their assignment.

Investment Management Agreement, Subadvisory Agreement and Administration Agreement – New Funds

Managers serves as investment manager to the New Funds pursuant to an investment management agreement with Managers AMG Funds (the “Investment Management Agreement”), and also serves as administrator to the New Funds pursuant to an administrative services agreement with Managers AMG Funds (the “Administration Agreement”). The Investment Management Agreement permits Managers to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, upon the closing of the Reorganizations Managers will enter into a Subadvisory Agreement with Yacktman with respect to the New Funds (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, Yacktman will manage all of a New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. Yacktman will provide these services subject to the general supervision of Managers and the Board of Trustees of Managers AMG Funds. The provision of investment advisory services by Yacktman to a New Fund will not be exclusive under the terms of the Subadvisory Agreement, and Yacktman will be free to and expect to render investment advisory services to others.

Under the Administration Agreement, Managers will provide a range of administrative and operational support services to the New Funds, and the level of services provided to Fund shareholders will increase, so that the New Funds will receive enhanced administrative and shareholder services such as industry leading service providers; dedicated operational, legal and regulatory compliance support of the New Funds at Managers; comprehensive oversight of the New Funds’ operations by Managers; enhanced customer services (including online account access) and higher levels of insurance coverage.

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of Managers AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees of Managers AMG Funds, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, by Managers and (in the case of the Subadvisory Agreement) by Yacktman on 60 days’ written notice to the other party and to the applicable New Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

For additional information regarding the Investment Management Agreement and Subadvisory Agreement, and the services that Managers and Yacktman will provide to the New Funds, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the New Yacktman Focused Fund and the New Yacktman Fund have agreed to pay Managers an investment management fee at annual rates of 1.00% of the value of the New Yacktman Focused Fund’s average daily net assets, paid monthly, and 0.65% on the first $500,000,000, 0.60% on the next $500,000,000 and 0.55% over $1,000,000,000 of the value of the New Yacktman Fund’s average daily net assets, paid monthly. Managers, in turn, has agreed to pay under the Subadvisory Agreement to Yacktman all of the investment management fee received by Managers with respect to the New Funds, which sub-advisory fee is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services Yacktman provides to the New Funds under the Subadvisory Agreement. The fee paid to Yacktman is paid out of the fee Managers receives from the New Funds and does not increase the expenses of the New Funds. In addition, under the Administration Agreement, the New Funds will pay Managers an administration fee at annual rates of 0.030% for the first $300,000,000 in each New Fund, 0.025% for the next $200,000,000 in each New Fund, and 0.020% for amounts in excess of $500,000,000 in each New Fund.

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A discussion regarding the basis for Managers AMG Funds’ Board of Trustees approving the Investment Management Agreement between Managers AMG Funds and Managers with respect to each New Fund and the Subadvisory Agreement between Managers and Yacktman will be available in each New Fund’s annual report for the period ending December 31, 2012.

Managers has contractually agreed, through at least May 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, and extraordinary expenses) for each of the New Yacktman Focused Fund and the New Yacktman Fund to 1.25% and 2.00%, respectively, of the New Fund’s Service Class average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, Managers may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of a Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the Board of Trustees of Managers AMG Funds.

Finally, it is anticipated that Managers will enter into an interim transfer agency agreement with U.S. Bancorp, the current transfer agent, custodian, fund accountant and administrator for the Existing Funds, to facilitate the transition of the Existing Funds from the U.S. Bancorp platform to the Managers AMG Funds service provider platform in the weeks following the consummation of the Reorganizations.

Independent Registered Public Accounting Firm

Managers AMG Funds has selected PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, as the independent registered public accounting firm for the New Funds for the fiscal year ending December 31, 2012.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Funds and those expected to serve the New Funds following the closing of the Reorganizations. Although it is expected that all of the service providers listed below will serve the New Funds by [July 1, 2012], as noted above there may be a transition period immediately following the closing of the Reorganizations where some of the Existing Funds’ service providers will provide services to the New Funds for an interim period. The length of the transition period may impact the New Funds’ operating expense ratios, since Managers anticipates that the New Funds’ operating expense ratios will be reduced as a result of the Reorganizations and the New Funds’ access to the Managers AMG Funds service providers.

SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	NEW FUNDS

Investment Adviser	Yacktman Asset Management Co. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, Texas 78730	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Investment Subadvisor	N/A	Yacktman Asset Management LP 6300 Bridgepoint Parkway Building One, Suite 320 Austin, Texas 78730

Distributor	N/A	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

Fund Accountant	U.S. Bancorp Fund Services, LLC	The Bank of New York Mellon

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SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	NEW FUNDS
	615 East Michigan Street Milwaukee, Wisconsin 53202	One Wall Street New York, New York 10286

Transfer Agent and Dividend Disbursing Agent	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	BNY Mellon Investment Servicing (US) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110

IV. INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Directors of Yacktman Funds to solicit the vote of stockholders of the Existing Funds for the Reorganizations at a meeting of stockholders of Existing Funds, which we refer to as the “Meeting.” The Meeting is scheduled to begin on [June 26, 2012] at [9:00 a.m] (Central Time).

Voting Information

Only stockholders of record on April 30, 2012 are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof. Written notice of any meeting of stockholders shall be given or caused to be given by the Directors by mailing such notice at least ten days before such meeting, postage prepaid, stating the time and place of the meeting, to each stockholder at the stockholder’s address as it appears on the records of Yacktman Funds. Each stockholder is entitled to one vote for each share held by the stockholder as of the close of business on April 30, 2012. The presence in person or by proxy of stockholders of an Existing Fund entitled to cast a majority of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization for such Existing Fund (the “Quorum”). When the Quorum is present with respect to an Existing Fund, approval of the Reorganization for such Existing Fund will require the favorable vote of a “majority of the outstanding voting securities” of such Existing Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Business may be conducted with respect to an Existing Fund once a quorum is present and may continue until adjournment of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Yacktman Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of a Reorganization, these shares will have the same effect as if they cast votes against the Reorganization. Approval of a Reorganization will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast “for” that proposal.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also revoke a proxy by attending the Meeting and voting your shares in person. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, “for” each proposal.

Adjournments

In the event that a Quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, (i) the chairman or (ii) the holders of a majority of the stock present or represented by proxy, may adjourn the meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal and will not vote any proxies that direct them to abstain from voting on the proposals. Pursuant to Maryland General Corporate Law the Meeting may be adjourned from time to time without further notice to a

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date not more than 120 days after the Record Date and may be postponed prior to being convened to a date not more than 120 days after the Record Date.

The costs of any additional solicitation and of any adjourned session will be borne equally by Managers and Yacktman Co. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Directors of Yacktman Funds and officers and employees of Yacktman, its affiliates and other representatives and agents of Yacktman Funds and representatives of broker-dealers and other financial intermediaries. Yacktman Funds has retained [                    ] to aid in the solicitation of proxies (which is estimated to cost from $[            ] to $[            ]). Managers and Yacktman Co. will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that stockholders of the Existing Funds and shareholders of the New Funds will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. You may give your voting instructions over the telephone by calling [                    ]. A representative of [                    ] will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to [                    ] by Yacktman Funds, then the [                    ] representative will explain the proxy process. [                    ] is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement/Prospectus. [                    ] will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of [                    ] if Yacktman Funds has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit [                    ] to sign a proxy on your behalf. [                    ] will record all instructions it receives from stockholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Directors of Yacktman Funds believe those procedures are reasonably designed to determine accurately a stockholder’s identity and voting instructions.

Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Stockholder Proposals at Future Meetings

Yacktman Funds does not hold annual or other regular meetings of stockholders. Stockholder proposals to be presented at any future meeting of stockholders of Yacktman Funds must be received by Yacktman Funds a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Yacktman Funds, 6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730, Attention: Donald Yacktman.

Other Matters

Yacktman Funds is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

As of April 30, 2012, the number of issued and outstanding shares of each class of each Existing Fund were as follows:

Fund/Class	Shares Issued and Outstanding
Yacktman Focused Fund	[ ]

Yacktman Fund	[ ]

No shares of the New Funds are issued or outstanding as of the date of this Proxy Statement/Prospectus.

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Interest of Certain Persons in the Transactions

Existing Funds

To the knowledge of the Existing Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each class of each Existing Fund, as of April 30, 2012:

Name and Address	Percentage Ownership

Yacktman Focused Fund

[ ]	[ ]%

[ ]	[ ]%

Yacktman Fund

[ ]	[ ]%

[ ]	[ ]%

*Denotes entities that owned 25% or more of the outstanding shares of common stock of an Existing Fund, as of April 30, 2012, and therefore may be presumed to “control” such Existing Fund under the 1940 Act. Except for these entities, to the knowledge of the Existing Funds, no entity or person “controlled” (within the meaning of the 1940 Act) the Existing Funds, or owned beneficially 25% or more of the outstanding shares of any class of the Existing Funds, as of April 30, 2012. An entity or person that “controls” an Existing Fund could have effective voting control over the Existing Fund.

[As of April 30, 2012, the Directors and officers of Yacktman Funds as a group owned [less than 1%]/[            %] of the outstanding shares of each class of each Existing Fund.]

New Funds

No shares of the New Funds were outstanding as of the date of this Proxy Statement/Prospectus.

It is expected that each of the persons listed above who owns five percent or more of the outstanding shares of the Existing Funds will own the same percentage of outstanding shares of the New Funds immediately after the consummation of the Reorganizations, based on such persons’ ownership percentages as of April 30, 2012.

FINANCIAL HIGHLIGHTS

The financial highlights for the Existing Funds for the past five fiscal years are incorporated by reference from the Existing Funds’ prospectus and for three of those years have been audited by Cohen Fund Audit Services, Ltd. and two of those years by another independent registered public accounting firm, both of whose reports along with each Existing Fund’s financial statements for such fiscal years are included in such Existing Fund’s annual report for the applicable fiscal year. The Existing Funds’ most recent annual report is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

AVAILABLE INFORMATION

The Existing Funds are currently, and the New Funds will be upon completion of their registration (which will occur prior to the closing of the Reorganizations), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [            ], 2012, by and between The Yacktman Funds, Inc., a Maryland corporation (“Yacktman Funds”), on behalf of each of its classes identified in Exhibit A hereto as an Existing Fund (each an “Existing Fund” and collectively the “Existing Funds”), Managers AMG Funds, a Massachusetts business trust (“Managers AMG Funds”), on behalf of each of its series identified in Exhibit A hereto as a corresponding New Fund (each a “New Fund” and collectively the “New Funds”), and, with respect to Sections 5, 10(l), 11(b), 16 and 23 hereof, Managers Investment Group LLC, a Delaware limited liability company (“Managers”), and, with respect to Sections 5, 8, 10(k), 11(a), 16 and 23 hereof, Yacktman Asset Management Co., an Illinois corporation (“Yacktman”) (the Agreement and transactions contemplated hereunder for each Existing Fund and its corresponding New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if each Reorganization between an Existing Fund and its corresponding New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	Each Existing Fund will sell, assign, convey, transfer and deliver to its corresponding New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the “Assets”). In consideration therefor, each New Fund shall, on the Exchange Date, (i) issue and deliver to its corresponding Existing Fund a number of full and fractional Service Class shares of beneficial interest of the New Fund (the “New Fund Shares”), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume all liabilities, expenses, costs, charges and reserves of Existing Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”). It is intended that each Reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

(b)	Upon consummation of the transactions described in paragraph (a) above, each Existing Fund shall distribute in complete liquidation to its stockholders of record as of the Exchange Date corresponding New Fund Shares, each stockholder being entitled to receive that proportion of New Fund Shares that the number of shares of common stock of an Existing Fund held by such stockholder bears to the number of shares of common stock of such Existing Fund outstanding on such date. Certificates representing the corresponding New Fund Shares will not be issued. All issued and outstanding shares of Existing Fund and all Existing Fund shares held in treasury will simultaneously be cancelled on the books of Existing Fund.

AGREEMENT

Each Existing Fund and its corresponding New Fund agree as follows:

1. Representations and warranties of each New Fund.

Managers AMG Funds, on behalf of each New Fund, represents and warrants to and agrees with New Fund’s corresponding Existing Fund that:

(a)

New Fund is a duly established series of Managers AMG Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. Managers AMG Funds is qualified as a foreign association in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on Managers AMG Funds or New Fund. Managers AMG Funds has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	Managers AMG Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)	Managers AMG Funds and New Fund are not in violation in any material respect of any provisions of Managers AMG Funds’ Master Trust Agreement or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Managers AMG Funds or New Fund is a party or by which Managers AMG Funds or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Managers AMG Funds and by all other necessary trust action on the part of Managers AMG Funds and New Fund, and this Agreement constitutes the valid and binding obligation of Managers AMG Funds on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)	There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds in respect of New Fund or any of its properties or assets or against any person who Managers AMG Funds in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither Managers AMG Funds nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Managers AMG Funds in respect of New Fund or any of New Fund’s properties or assets or any person whom Managers AMG Funds in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Managers AMG Funds in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds or any of its properties or assets, that are likely to have a material adverse effect on the ability of Managers AMG Funds or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	As of the Exchange Date, New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Managers AMG Funds on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of The Commonwealth of Massachusetts, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

As of the effective date of the registration statement on Form N-14 of Managers AMG Funds on behalf of New Fund (the “Registration Statement”), the date of the meeting of the stockholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to Managers AMG Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of Yacktman Funds for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	The registration statement of Managers AMG Funds on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the New Fund Materials made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund specifically for use in the New Fund Materials and approved by an officer of Yacktman Funds for use in the New Fund Materials, including the accuracy of performance and financial information with respect to the Existing Fund.

(j)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of Managers AMG Funds’ registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.

(k)	New Fund was established by the trustees of Managers AMG Funds the (“Trustees”) in order to effect the transactions described in this Agreement. It being understood that New Fund was formed solely for the purpose of consummating the Reorganization with its corresponding Existing Fund, New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.

(l)	As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in such New Fund’s registration statement, non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)	As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

(o)	New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

(p)	Each of Managers AMG Funds and New Fund agrees that, for the minimum time periods specified in Section 15(f) of the 1940 Act it shall take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least seventy-five percent (75%) of the Trustees of Managers AMG Funds shall not be “interested persons” (as that term is defined in the 1940 Act) of such New Fund’s investment adviser or the Existing Fund’s investment adviser, or any “interested person” (as that term is defined in the 1940 Act) thereof; and (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) shall be imposed on the New Fund.

2. Representations and warranties of each Existing Fund.

Yacktman Funds, on behalf of each Existing Fund, represents and warrants to and agrees with Existing Fund’s corresponding New Fund that:

(a)	Existing Fund is a duly designated class of Yacktman Funds, a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Yacktman Funds is qualified as a foreign corporation in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on Yacktman Funds or Existing Fund. Each of Yacktman Funds and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	Yacktman Funds is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended December 31, 2011, such statements and schedule having been audited by Cohen Fund Audit Services, Ltd., independent accountants, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)

Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the “federal securities laws”, as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, the U.S. Employee Retirement Income

Security Act of 1974, as amended, and those of the Financial Industry Regulatory Authority (“FINRA”). Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by Yacktman Funds with respect to Existing Fund. Except as disclosed in writing to Managers, all advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectuses and statement of additional information dated April 30, 2012, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Except as disclosed in writing to Managers, such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.

(e)	Except as disclosed in writing to Managers, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Yacktman Funds or Existing Fund, threatened against Yacktman Funds in respect of Existing Fund or any of its properties or assets or against any person who Yacktman Funds in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Except as disclosed in writing to Managers, neither Yacktman Funds nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Yacktman Funds in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom Yacktman Funds in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Except as disclosed in writing to Managers, Yacktman Funds in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate the transactions contemplated hereby. Except as disclosed in writing to Managers, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Yacktman Funds or Existing Fund, threatened against Yacktman Funds or any of its properties or assets, that are likely to have a material adverse effect on the ability of Yacktman Funds or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2011, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2011, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Maryland, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)	The Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the stockholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the stockholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to Yacktman Funds or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.

(j)	Yacktman Funds and Existing Fund are not in violation in any material respect of any provisions of Yacktman Funds’ Articles of Incorporation or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Yacktman Funds or Existing Fund is a party or by which Yacktman Funds or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(k)	All issued and outstanding shares of the common stock of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l)	As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)

Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of common stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(n)	At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund).

(o)	Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.

(p)	Existing Fund has not previously been a party to a tax-free reorganization under the Code.

(q)	No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(r)	Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Yacktman Funds and by all other necessary corporate action on the part of Yacktman Funds and Existing Fund, other than stockholder approval as required by Section 7 hereof, and subject to such stockholder approval, this Agreement constitutes the valid and binding obligation of Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(t)	The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund stockholders as provided in Section 4(d).

3. Reorganization.

(a)	Subject to the requisite approval of the stockholders of each Existing Fund and to the other terms and conditions contained herein, each Existing Fund agrees to sell, assign, convey, transfer and deliver to its corresponding New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, each Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the stockholders of Existing Fund, in complete liquidation of Existing Fund.

(b)

Each Existing Fund will pay or cause to be paid to its corresponding New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the

Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on [June 29, 2012], or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.

(d)	New Fund shall cause Managers to deliver to corresponding Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of corresponding Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of December 31, 2011 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(e)	Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of each Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.

(f)	Each Existing Fund will, at least 30 business days before the Exchange Date, furnish Managers AMG Funds, in respect of corresponding New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator. At least 20 business days before the Exchange Date, Managers AMG Funds, on behalf of corresponding New Fund, will advise Existing Fund of any such Assets held by Existing Fund identified on such list that Managers AMG Funds reasonably believes could affect the parties’ ability to consummate the Reorganizations in accordance with this Agreement, or are otherwise not consistent with the requirements of applicable law. Under such circumstances, the parties agree to discuss such Assets in order to mutually determine whether such Assets should be sold prior to the Exchange Date. Notwithstanding the foregoing, the parties agree that no such sales shall be made until the Reorganization has been approved by the requisite vote of Existing Fund’s outstanding voting securities in accordance with the provisions of Yacktman Funds’ Articles of Incorporation and Bylaws.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously each New Fund will deliver to its corresponding Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date.

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of the Existing Fund to be transferred to the New Fund and the value of the Liabilities of the Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of the Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of Managers AMG Funds and its agents for calculating the net asset value of the series of Managers AMG Funds shares of beneficial interest. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Reorganization.

(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.

(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for each stockholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund stockholder holding share certificates as of the Exchange Date, if any, New Fund will not permit such stockholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such stockholder), or pledge such New Fund Shares until such stockholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a stockholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such stockholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the stockholders of Existing Fund to surrender their outstanding Existing Fund share certificates (if any), or post adequate bond, as the case may be.

(e)	Each of Yacktman Funds and Managers AMG Funds shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.

(f)	As soon as practicable after the Exchange Date, Yacktman Funds shall file an application pursuant to Section 8(f) of the 1940 Act, for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under the laws of the State of Maryland. After the Exchange Date, Yacktman Funds shall not conduct any business except in connection with its dissolution.

5. Expenses, fees, etc.

Managers and Yacktman shall bear equally the costs, fees and expenses incurred by Managers, Managers AMG Funds, Yacktman, Yacktman Funds and Existing Funds in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund stockholders to the Reorganizations pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Funds’ shareholder meetings and soliciting proxies (such cost, fees and expenses to be referred to as “Expenses”). In addition, Managers and Yacktman (or its successors and assigns) shall bear equally the costs, fees and expenses incurred by Managers, Managers AMG Funds, Yacktman and Yacktman Funds in connection with the dissolution and deregistration of Yacktman Funds contemplated by Section 4(f) hereof and the run-off liability insurance coverage contemplated by Section 10(k), other than those relating to the Existing Funds’ semi-annual report for the six-month period ended June 30, 2012, which shall be borne by the New Funds. Also, Managers and Yacktman shall bear equally all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Funds and the registration in connection with the Reorganizations of shares of the New Funds to be offered following Reorganizations, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganizations. Expenses shall be borne on an “as incurred” basis by Managers and Yacktman. Each party, upon closing, shall present to the other party an itemized invoice evidencing its Expenses. The total of the invoices shall be calculated divided by two and to the extent one party has paid more than the other, that party shall be reimbursed by the other party so that each party has paid half of the total amount of Expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of each New Fund or its corresponding Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, the parties nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of each Existing Fund to be transferred, assumption of the Liabilities of Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Managers, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Stockholder approval; dissolution.

(a)	Yacktman Funds, on behalf of each Existing Fund, agrees to solicit the consent of the stockholders of each Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)	Each Existing Fund agrees that the liquidation and dissolution of Existing Fund will be effected in the manner provided in the Articles of Incorporation of Yacktman Funds in accordance with applicable law and that on and after the Exchange Date, Existing Fund shall not conduct any business except in connection with its liquidation and dissolution.

8. Tax Matters.

(a)	Each Existing Fund or Yacktman will deliver to the corresponding New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund and/or New Fund for tax periods ending on or after the Exchange Date (but ending no later than December 31, 2012), and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund ending on or after December 31, 2011 and no later than December 31, 2012 of an amount or amounts sufficient for the Existing Fund or New Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such tax period and (y) ordinary income for the calendar years ending December 31, 2011 and December 31, 2012 and capital gain net income for the one-year periods ending on October 31, 2011 and October 31, 2012 of an amount or amounts sufficient to avoid the incurrence any fund-level federal excise taxes for any such calendar year under Section 4982 of the Code, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by Yacktman Funds following the provision of such copies thereof to the corresponding New Fund.

(b)	If a federal, state or other tax return of an Existing Fund with respect to the Existing Fund’s taxable year ending on December 31, 2011 (each, a “December 2011 Tax Return”) is due on or before the Exchange Date (after giving effect to any properly made extension), the Existing Fund or Yacktman will timely prepare and file, or will have timely prepared and filed, any such December 2011 Tax Return on or before its due date (after giving effect to any properly made extension) and any December 2011 Tax Return so prepared and filed will be, or will have been, true, correct and complete in all material respects. The Existing Fund will timely pay, or will have timely paid, all federal, state or other taxes or other fees or assessments (if any) shown to be due on said December 2011 Tax Return. For the avoidance of doubt, for purposes of this Section 8, a December 2011 Tax Return shall include any excise tax return required to be filed with the Internal Revenue Service for the calendar year ending December 31, 2011 pursuant to Section 4982 of the Code.

(c)	If a December 2011 Tax Return of an Existing Fund is due after the Exchange Date (after giving effect to any extension properly made by Yacktman), Yacktman shall prepare such December 2011 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such a December 2011 Tax Return’s due date (after giving effect to any extension properly made by Yacktman), (x) Yacktman shall provide the corresponding New Fund with a copy of such December 2011 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said December 2011 Tax Return, and (y) Yacktman shall make any changes to such December 2011 Tax Return as the corresponding New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such December 2011 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by PricewaterhouseCoopers, LLP. Yacktman will timely file any such December 2011 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such December 2011 Tax Return.

9. Conditions of each New Fund’s obligations.

The obligations of each New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the directors of Yacktman Funds (the “Directors”) (including a majority of those Directors who are not “interested persons” of Yacktman Funds, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the corresponding Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of Yacktman Funds’ Articles of Incorporation and Bylaws, at a meeting of Existing Fund’s stockholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)	That the corresponding Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by Yacktman Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since December 31, 2011, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)	That Yacktman Funds, on behalf of the corresponding Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by Yacktman Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Yacktman Funds and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Yacktman Funds and Existing Fund have complied in all material respects with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Yacktman Funds or the corresponding Existing Fund that would reasonably be expected to prevent or materially delay the transactions contemplated by this Agreement.

(e)	That New Fund shall have received in form reasonably satisfactory to New Fund and dated the Exchange Date, an opinion of Foley & Lardner LLP (or, if Foley & Lardner LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to customary qualifications) substantially to the effect that (i) Yacktman Funds is a corporation duly incorporated and validly existing under the laws of the State of Maryland and that the corresponding Existing Fund is a validly designated class thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Yacktman Funds, on behalf of the corresponding Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers AMG Funds, on behalf of New Fund, and assuming that the Prospectus/Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the corresponding Existing Fund, (iii) the corresponding Existing Fund has the corporate power to sell, assign, convey, transfer and deliver the Assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Yacktman Funds’ Articles of Incorporation, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement an “Existing Fund Agreement”) to which Yacktman Funds or the corresponding Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in Yacktman Funds’ Articles of Incorporation, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Yacktman Funds whose responsibilities include advising Yacktman Funds and the corresponding Existing Fund with respect to such matters, and (v) to such counsel’s knowledge (without any independent investigation or inquiry), no consent, approval, authorization or order of any Maryland or federal court or governmental authority is required to be made or obtained by Yacktman Funds on behalf of the corresponding Existing Fund, in connection with the execution and delivery of this Agreement by Yacktman Funds on behalf of the corresponding Existing Fund, or the performance of Yacktman Funds on behalf of the corresponding Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act. In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Yacktman Funds.

(f)

That New Fund shall have received in form reasonably satisfactory to New Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to customary qualifications) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the corresponding Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the Assets of the corresponding Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the Liabilities of the corresponding Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of New Fund of the Assets of the corresponding Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such Assets in the hands of such Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of the corresponding Existing Fund in the hands of New Fund will include the periods during which such Assets were held by such Existing Fund, (v) under Section 361 of the Code, no gain or loss will be recognized by the corresponding Existing Fund upon the transfer of its Assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of such Existing Fund, or upon the distribution of the New Fund Shares by such Existing Fund to its stockholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by the corresponding Existing Fund’s stockholders upon the exchange of their shares of such Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares a stockholder of the corresponding Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such stockholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, the corresponding Existing Fund stockholder’s holding period for the New Fund Shares will include the period during which such stockholder held the Existing Fund shares exchanged therefor; provided that the stockholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of the corresponding Existing Fund and New Fund, and on customary assumptions.

(g)	That the Assets of the corresponding Existing Fund to be acquired by New Fund will include no Assets which New Fund may not properly acquire, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials as previously provided to Yacktman, or as such New Fund Materials are otherwise in effect on the Exchange Date (provided that Yactkman and Managers have mutually agreed to any such changes to the New Fund Materials).

(h)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders necessary under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act to consummate the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(i)	That all actions taken by the corresponding Existing Fund as specifically required by this Agreement in order to effect the Reorganizations, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the corresponding New Fund.

(j)	That the corresponding Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(k)	That the corresponding Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder.

(l)	That all of the issued and outstanding shares of common stock of the corresponding Existing Fund shall have been offered for sale and sold in all material respects in conformity with all applicable state securities or blue sky laws, and that (if applicable) any prior instances of such non-conformity have been corrected in the opinion of counsel to the Existing Fund.

(m)	That the corresponding Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(n)

That New Fund shall have received a certificate dated the Exchange Date from the principal executive officer and principal financial officer, or persons performing similar functions, of Yacktman Funds to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of Yacktman Funds have concluded that, based on their evaluation of the effectiveness of Yacktman Funds’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by Yacktman Funds on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in Yacktman Funds’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since January 1, 2011 that have materially affected, or are reasonably likely to materially affect, Yacktman Funds’ internal control over financial reporting.

(o)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Managers AMG Funds or the New Funds, threatened (and, in each case, not subsequently withdrawn) by the Commission.

(p)	That the transactions contemplated by the Purchase Agreement, dated as of [ ], 2012, by and among Yacktman Asset Management Co., Affiliated Managers Group, Inc. and the owners of Yacktman Asset Management Co. (the “Purchase Agreement”) shall be simultaneously consummated.

10. Conditions of each Existing Fund’s obligations.

The obligations of each Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of Yacktman Funds’ Articles of Incorporation and Bylaws, at a meeting of Existing Fund’s stockholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(c)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by Managers AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of Managers AMG Funds and such New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Managers AMG Funds and such New Fund have complied in all material respects with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Managers AMG Funds or the corresponding New Fund that would reasonably be expected to prevent or materially delay the transactions contemplated by this Agreement.

(e)

That Existing Fund shall have received in form reasonably satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to customary qualifications), substantially to the effect that (i) Managers AMG Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and that the corresponding New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers AMG Funds, on behalf of the corresponding New Fund, and, assuming due authorization, execution and delivery of this Agreement by Yacktman Funds, on behalf of Existing Fund, is a valid and binding obligation of such New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in Managers AMG Funds’ registration statement, non-assessable by the corresponding New Fund, and no shareholder of such New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers AMG Funds’ Master Trust Agreement, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement, a “New Fund Agreement”) to which Managers AMG Funds or the corresponding New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers AMG Funds’ Master Trust Agreement, Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all New Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Managers AMG Funds whose responsibility it is to advise Managers AMG Funds and the corresponding New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required to be made or obtained by Managers AMG Funds on behalf of the corresponding New Fund in connection with the execution and delivery of this Agreement by Managers AMG Funds on behalf of the corresponding New Fund, or the performance of Managers AMG Funds on behalf of the corresponding New Fund of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(f)	That Existing Fund shall have received in form reasonably satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to customary qualifications) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and the corresponding New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by the corresponding New Fund upon receipt of the Assets of Existing Fund in exchange for New Fund Shares and the assumption by such New Fund of the Liabilities of Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of the corresponding New Fund of the Assets of Existing Fund transferred to such New Fund in the Reorganization will be the same as the basis of such Assets in the hands of Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of Existing Fund in the hands of the corresponding New Fund will include the periods during which such Assets were held by Existing Fund, (v) under Section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its Assets to the corresponding New Fund in exchange for the New Fund Shares and the assumption by such New Fund of the Liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its stockholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by Existing Fund’s stockholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund stockholder receives in connection with the Reorganization will be the same as the aggregate basis of such stockholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, an Existing Fund stockholder’s holding period for the New Fund Shares will include the period during which such stockholder held the Existing Fund shares exchanged therefor; provided that the stockholder held such Existing Fund shares as capital assets, and (ix) the corresponding New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and the corresponding New Fund, and on customary assumptions.

(g)	That all actions taken by or on behalf of the corresponding New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Existing Fund and Foley & Lardner LLP.

(h)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Yacktman Funds or the corresponding Existing Fund, threatened (and, in each case, not subsequently withdrawn) by the Commission.

(i)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders necessary under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act to consummate the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(j)	At least 30 days before the Valuation Time, the corresponding New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.

(k)	That Yacktman shall have arranged for run-off liability insurance coverage for each of (i) the current Directors and officers of Yacktman Funds, and (ii) the former Directors and officers of Yacktman Funds that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance Yacktman Funds currently maintains for the Directors and officers of Yacktman Funds at no additional expense to the Directors of Yacktman Funds or Existing Fund. Such run-off liability insurance shall be in full force and effect on and after the Exchange Date.

(l)	That Managers shall have entered into an expense limitation agreement with Managers AMG Funds in respect of the Service Class shares of the corresponding New Fund in the form attached as an exhibit to the registration statement amendment of Managers AMG Funds filed on Form N-1A relating to the New Funds, such agreement to be in effect for a term of no less than two calendar years from the Exchange Date.

(m)	That the transactions contemplated by the Purchase Agreement shall be simultaneously consummated.

11. Indemnification.

(a)

Yacktman will indemnify and hold harmless Managers AMG Funds, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Yacktman Funds or either Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in each case, that is provided in writing by Yacktman, Yacktman Funds or either Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Yacktman Funds or either Existing Fund required to be stated therein or necessary to make the statements relating to Yacktman Funds or either Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Yacktman. The Indemnified Parties will notify Yacktman in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). Yacktman shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Yacktman elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Yacktman’s obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Yacktman will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties first paying the same.

(b)	Managers will indemnify and hold harmless Yacktman Funds, its Directors and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers AMG Funds or either New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any of the foregoing, other than those provided in writing by Yacktman, Yacktman Funds or either Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers AMG Funds or either New Fund required to be stated therein or necessary to make the statements relating to Managers AMG Funds or either New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers. The Indemnified Parties will notify Managers in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). Managers shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers’s obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Managers will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Indemnified Parties first paying the same.

12. No broker or finder.

Each of Existing Fund and its corresponding New Fund represents that there is no person who has dealt with it, or Yacktman Funds or Managers AMG Funds, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

Each Existing Fund and its corresponding New Fund may, by mutual consent of the Board of Directors of Yacktman Funds and the Board of Trustees of Managers AMG Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. Each Existing Fund or its corresponding New Fund, after consultation with counsel and by consent of its Directors/Trustees or an officer authorized by such Directors/Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by April 5, 2013, this Agreement shall automatically terminate on that date unless a later date is agreed to by each Existing Fund and its corresponding New Fund. This Agreement shall automatically terminate upon termination of the Purchase Agreement prior to the consummation of the transactions contemplated thereby.

14. Rule 145.

Pursuant to Rule 145 under the 1933 Act, each New Fund will, in connection with the issuance of any New Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to New Fund’s transfer agent with respect to such shares. Each Existing Fund will provide its corresponding New Fund on the Exchange Date with the name of any Existing Fund stockholder who is to the knowledge of Existing Fund an affiliate of Existing Fund on such date.

15. Covenants, etc.

The rights of the parties under the covenants, agreements, representations and warranties made under this Agreement shall not be limited by any investigation made by them or on their behalf.

16. Sole agreement; amendments.

This Agreement together with the Purchase Agreement and all documents and agreements referred to herein and therein supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by each party hereto (including Yacktman and Managers, solely with respect to any amendments or waivers to the sections identified on the signature page to this Agreement with respect to Yacktman or Managers, as the case may be); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

17. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

18. Massachusetts business trust.

A copy of the Master Trust Agreement, as amended, of Managers AMG Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the Trustees of Managers AMG Funds on behalf of each New Fund as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or officers of Managers AMG Funds or shareholders of such New Fund individually, but are binding only upon the assets and property of such New Fund.

19. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

20. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Yacktman Funds at 6300 Bridgepoint Parkway, Austin, Texas 78730 (Attention: [                            ]; fax: [

]) and to Managers AMG Funds at 800 Connecticut Avenue, Norwalk, CT 06854 (Attention: Don Rumery), with a copy to Michael Ponder at 800 Connecticut Avenue, Norwalk, CT 06854.

21. Recourse.

All persons dealing with an Existing Fund or a New Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, directors, officers, agents, stockholders and shareholders of either such Fund and the other class of Yacktman Funds and the other series of Managers AMG Funds do not assume any liability for obligations entered into on behalf of any of the Existing Funds or New Funds.

22. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

23. Further Assurances.

Each of Yacktman Funds, Yacktman, Managers AMG Funds, and Managers shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

[The Remainder of this Page Left Intentionally Blank.]

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

The Yacktman Funds, Inc., on behalf of its classes listed on Exhibit A

By:
Name:
Title:

Managers AMG Funds, on behalf of its series listed on Exhibit A

By:
Name:	Donald S. Rumery
Title:	Treasurer

Solely for purposes of Sections 5, 10(l), 11(b), 16 and 23, Managers Investment Group LLC

By:
Name:	Keitha Kinne
Title:	Managing Partner

Solely for purposes of Sections 5, 8, 10(k), 11(a), 16 and 23, Yacktman Asset Management Co.

By:
Name:
Title:

Exhibit A

Existing Fund	Corresponding New Fund (Share Class)

The Yacktman Focused Fund	Yacktman Focused Fund (Service Class)

The Yacktman Fund	Yacktman Fund (Service Class)

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Funds and New Funds

Subject Matter of Restriction	The Yacktman Focused Fund	The Yacktman Fund	New Funds

Borrowing	The Yacktman Focused Fund may borrow money to the extent permitted by the 1940 Act. The Yacktman Focused Fund may pledge or hypothecate its assets to secure its borrowings.

The Yacktman Fund will not borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of The Yacktman Fund’s total assets. The Yacktman Fund will not borrow money for the purpose of investing in securities, and The Yacktman Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

The Yacktman Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

May not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

For purposes of this restriction,
borrowing shall not be considered
to include (without limitation):
investments in derivative
instruments, such as options, futures
contracts, options on futures
contracts,

forward commitments and swaps,
short sales and roll transactions
made in accordance with each
Fund’s investment policies.

Senior Securities	The Yacktman Focused Fund may issue senior securities to the extent permitted under the 1940 Act.	N/A

May not issue senior securities.

For purposes of this restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts,

Subject Matter of Restriction	The Yacktman Focused Fund	The Yacktman Fund	New Funds
forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each Fund’s investment policies.

Lending	The Yacktman Focused Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Focused Fund’s total assets would be the subject of such loans.	The Yacktman Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Fund’s total assets would be the subject of such loans.	May not make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

Diversification	The Yacktman Focused Fund will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Focused Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Focused Fund’s assets would be invested in securities of such issuer, except that up to 50% of the value of The Yacktman Focused Fund’s total assets may be invested without regard to this limitation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.	The Yacktman Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Fund’s assets would be invested in securities of such issuer (except that up to 25% of the value of The Yacktman Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.	With respect to New Yacktman Fund only, with respect to 75% of its total assets, may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Subject Matter of Restriction	The Yacktman Focused Fund	The Yacktman Fund	New Funds
Industry Concentration	The Yacktman Focused Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.	The Yacktman Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

May not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Unless otherwise provided, for purposes of this restriction, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Margin Transactions and Short Sales	The Yacktman Focused Fund will not sell securities short, buy securities on margin, purchase warrants or participate in a joint trading account. The Yacktman Focused Fund may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the 1940 Act.	The Yacktman Fund will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account, or deal in options.	N/A

Commodities & Commodity Contracts and Options	The Yacktman Focused Fund will not purchase or sell commodities or commodity contracts, including futures contracts.	The Yacktman Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

May not purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

For purposes of this restriction, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal

Subject Matter of Restriction	The Yacktman Focused Fund	The Yacktman Fund	New Funds
legislation or regulatory action by the Commodity Futures Trading Commission (the “CFTC”) that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Real Estate	The Yacktman Focused Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.	The Yacktman Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.	May not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Underwriting	The Yacktman Focused Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Focused Fund (except to the extent that The Yacktman Focused Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities).	The Yacktman Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Fund (except to the extent that The Yacktman Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).	May not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the Securities Act.

Securities with no Established Market	The Yacktman Focused Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.	The Yacktman Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.	N/A

Investing for Control	The Yacktman Focused Fund will not make investments for the purpose of exercising control or management of any company.	The Yacktman Fund will not make investments for the purpose of exercising control or management of any company.	N/A

Oil, Gas and Mineral Investments	The Yacktman Focused Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or	The Yacktman Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas	N/A

Subject Matter of Restriction	The Yacktman Focused Fund	The Yacktman Fund	New Funds
	mineral leases.	or mineral leases.

Securities with No History	N/A	The Yacktman Fund will not invest more than 5% of The Yacktman Fund’s total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.	N/A

Investment Companies	N/A	The Yacktman Fund will not purchase securities of other investment companies (as defined in the 1940 Act), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.	N/A

Non-Fundamental Investment Restrictions of the Existing Funds

The New Funds, unlike the Existing Funds, are not subject to any non-fundamental investment restrictions. The Existing Funds are also subject to the following non-fundamental restrictions (which may be changed without stockholder approval):

(1) The Yacktman Focused Fund will not purchase securities of other investment companies (as defined in the 1940 Act), except: (a) as part of a plan of merger, consolidation, reorganization or acquisition of assets; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchase described in (b) and (c) will be made if as a result of such purchases (i) The Yacktman Focused Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of The Yacktman Focused Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of The Yacktman Focused Fund’s net assets would be invested in shares of registered investment companies.

(2) Neither Existing Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of Yacktman Funds or an officer, director or other affiliated person of the investment adviser to either Existing Fund, without authorization of the Board of Directors of Yacktman Funds.

(3) The Yacktman Focused Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as provided pursuant to its investment restrictions and to the extent permitted by the 1940 Act.

(4) It is the position of the SEC (and an operating although not a fundamental policy of each Existing Fund) that each Existing Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested.

(5) The Yacktman Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as provided pursuant to its investment restrictions and to the extent permitted by the 1940 Act.

Other Information Regarding Investment Restrictions

Existing Funds

With respect to the Existing Funds, the aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made other than with respect to borrowings and the investment restriction related to illiquid securities. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of an Existing Fund’s fundamental restrictions will be deemed to have occurred. Any changes in an Existing Fund’s investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Existing Funds’ Statement of Additional Information.

New Funds

With respect to the New Funds, any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to restrictions related to borrowings by the New Funds.

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUNDS/SHAREHOLDER GUIDE

New Yacktman Focused Fund

This New Fund will invest primarily in the securities and instruments as described in the New Fund’s summary section of the Prospectus. This section contains additional information about the New Fund’s investment strategies and the investment techniques utilized by Yacktman in managing the New Fund.

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S PRINCIPAL INVESTMENT STRATEGIES

The New Fund seeks long term capital appreciation, and, to a lesser extent, current income. Please remember that an investment objective is not a guarantee. An investment in the New Fund might not appreciate and investors could lose money.

The New Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends. The New Fund’s subadvisor, Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”) employs a disciplined investment strategy. The Subadvisor buys growth companies at what it believes to be low prices. The Subadvisor thinks this approach combines the best features of “growth” and “value” investing. When the Subadvisor purchases stocks it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price.

Good Business

A good business may contain one or more of the following:

•	High market share in principal product and/or service lines;

•	A high cash return on tangible assets;

•	Relatively low capital requirements allowing a business to generate cash while growing;

•	Short customer repurchase cycles and long product cycles; and

•	Unique franchise characteristics.

Shareholder-Oriented Management

The Subadvisor believes a shareholder-oriented management does not overcompensate itself and allocates wisely the cash the company generates. The Subadvisor looks for companies that:

•	Reinvest in the business and still have excess cash;

•	Make synergistic acquisitions; and

•	Buy back stock.

Low Purchase Price

•	The Subadvisor looks for a stock that sells for less than what an investor would pay to buy the whole company.

•

The stock prices of individual companies can vary significantly over short periods of time, and such price movements are not always correlated with changes in company fundamental performance. Accordingly, the Subadvisor generally prefers to wait for buying opportunities. Such opportunities do not always occur in correlation with overall market performance trends.

The Subadvisor follows many more companies than it actually buys. The Subadvisor may increase the New Fund’s cash position if the Subadvisor does not believe opportunities exist for purchasing securities of companies that meet its investment requirements.

The New Fund will hold fewer stocks than the typical stock mutual fund. The New Fund is non-diversified. The Subadvisor may invest more in its top choices than in investments it thinks are less attractive.

The Subadvisor may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies.

The Subadvisor generally sells securities of companies if they no longer meet its investment criteria, or if it believes there are better investment opportunities available. The Subadvisor is does not attempt to achieve the New Fund’s investment objectives by active and frequent trading of common stocks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This New Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to domestic and foreign equity securities and debt securities.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES

Under “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus, because Service Class shares are expected to commence operations after the reorganization of the Existing Fund on or about [July 1, 2012], expenses for these classes in the “Annual Fund Operating Expenses” table have been adjusted as necessary from amounts incurred during the Existing Fund’s most recent fiscal year to reflect current fees and expenses. Because Service Class shares are currently authorized to pay up to 0.20% of shareholder servicing fees with respect to each financial intermediary that services Service Class shareholder accounts and charges the New Fund for such services, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the New Fund’s shareholder servicing fees.

Portfolio Managers

Donald A. Yacktman

President and Portfolio Manager

Stephen Yacktman

Senior Vice President and Portfolio Manager

Jason Subotky

Senior Vice President and Portfolio Manager

New Yacktman Fund

This New Fund will invest primarily in the securities and instruments as described in the New Fund’s summary section of the Prospectus. This section contains additional information about the New Fund’s investment strategies and the investment techniques utilized by the New Fund’s Subadvisor in managing the New Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The New Fund seeks long term capital appreciation, and, to a lesser extent, current income. Please remember that an investment objective is not a guarantee. An investment in the New Fund might not appreciate and investors could lose money.

The New Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends. The Subadvisor employs a disciplined investment strategy. The Subadvisor buys growth companies at what it believes to be low prices. The Subadvisor thinks this approach combines the best features of “growth” and “value” investing. When the Subadvisor purchases stocks it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price.

Good Business

A good business may contain one or more of the following:

•	High market share in principal product and/or service lines;

•	A high cash return on tangible assets;

•	Relatively low capital requirements allowing a business to generate cash while growing;

•	Short customer repurchase cycles and long product cycles; and

•	Unique franchise characteristics.

Shareholder-Oriented Management

The Subadvisor believes a shareholder-oriented management does not overcompensate itself and allocates wisely the cash the company generates. The Subadvisor looks for companies that:

•	Reinvest in the business and still have excess cash;

•	Make synergistic acquisitions; and

•	Buy back stock.

Low Purchase Price

•	The Subadvisor looks for a stock that sells for less than what an investor would pay to buy the whole company.

•

The stock prices of individual companies can vary significantly over short periods of time, and such price movements are not always correlated with changes in company fundamental performance. Accordingly, the Subadvisor generally prefers to wait for buying opportunities. Such opportunities do not always occur in correlation with overall market performance trends.

The Subadvisor follows many more companies than it actually buys. The Subadvisor may increase the New Fund’s cash position if the Subadvisor does not believe opportunities exist for purchasing securities of companies that meet its investment requirements.

The New Fund will hold fewer stocks than the typical stock mutual fund. The Subadvisor may invest more in its top choices than in investments it thinks are less attractive.

The Subadvisor may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies.

The Subadvisor sell companies if they no longer meet its investment criteria, or if there are better investment opportunities available. The Subadvisor does not attempt to achieve the New Fund’s investment objectives by active and frequent trading of common stocks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This New Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to domestic and foreign equity securities and debt securities.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES

Under “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus, because Service Class shares are expected to commence operations after the reorganization of the Existing Fund on or about [July 1, 2012], expenses for these classes in the “Annual Fund Operating Expenses” table have been adjusted as necessary from amounts incurred during the Existing Fund’s most recent fiscal year to reflect current fees and expenses. Because Service Class shares are currently authorized to pay up to 0.20% of shareholder servicing fees with respect to each financial intermediary that services Service Class shareholder accounts and charges the New Fund for such services, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the New Fund’s shareholder servicing fees.

Portfolio Managers

Donald A. Yacktman

President and Portfolio Manager

Stephen Yacktman

Senior Vice President and Portfolio Manager

Jason Subotky

Senior Vice President and Portfolio Manager

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS

This section presents more detailed information about each New Fund’s risks as described in the Proxy Statement/Prospectus. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see the Proxy Statement/Prospectus for a description of the New Fund’s risks and the types of instruments in which the New Fund invests. Both Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. In addition, the Funds are subject to management risk because they are actively managed investment portfolios. The Funds’ Subadvisor will apply its investment techniques and risk analyses in making investment decisions for each New Fund, but there can be no guarantee that these will produce the desired result.

Credit Risk

(Both Funds)

An issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds or securities come due. This risk of default is present not only for companies, but also for states, cities, counties and political subdivisions thereof that issue bonds or other debt securities. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of an issuer’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Currency Risk

(Both Funds)

The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Foreign Securities Risk

(Both Funds)

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

High Yield Risk

(Both Funds)

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a New Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Interest Rate Risk

(Both Funds)

Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond, debt security or portfolio. It is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Large-Capitalization Stock Risk

(Both Funds)

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a New Fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Market Risk

(Both Funds)

Market prices of investments held by a New Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Non-Diversified Fund Risk

(New Yacktman Focused Fund)

Because the New Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers than a diversified fund. To the extent that the New Fund invests significant portions of its portfolio in securities of a single issuer, such as a corporate or government entity, the New Fund is subject to additional risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Sector Risk

(Both Funds)

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a New Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Stocks in the consumer staples sector currently, and may in the future, comprise a significant portion of the New Fund’s portfolio. The consumer staples industries may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence.

Small- and Mid-Capitalization Stock Risk

(Both Funds)

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A New Fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

Value Stock Risk

(Both Funds)

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments and, therefore, may be subject to other risks. Some of these risks are described below and in the SAI related to this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVES

Each New Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, each New Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with a New Fund’s investment objective and principal investment strategies. A New Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in each New Fund’s summary section of this Prospectus, each New Fund may sell any security when it believes the sale is in the New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect New Fund performance by increasing New Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each New Fund’s portfolio securities is available in the SAI related to this Proxy Statement/Prospectus.

FUND MANAGEMENT

Each New Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Funds family of funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of Yacktman, the Subadvisor to the Funds. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each New Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the New Fund and selects and recommends to the New Fund’s Board of Trustees investment advisors (the “Subadvisors”) to manage the New Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by each New Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors or the New Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of each New Fund continue to have the right to terminate such subadvisory agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund.

Yacktman Asset Management LP has day-to-day responsibility for managing each New Fund’s portfolio. Yacktman, located at 6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730, is an investment advisory firm that has served long-term oriented investors since 1992. As of December 31, 2011, Yacktman had approximately $13.7 billion in assets under management. Following the Reorganizations, AMG will indirectly own a majority interest in Yacktman.

NEW YACKTMAN FOCUSED FUND

NEW YACKTMAN FUND

Donald A. Yacktman, Stephen Yacktman, and Jason Subotky serve as the portfolio managers jointly and primarily responsible for the day-to-day management of each New Fund’s portfolio. The portfolio managers are equally responsible for making investment decisions for the Funds. Donald A. Yacktman has been President of Yacktman Asset Management Co., the Predecessor Fund’s investment manager, since its organization in1992, and currently serves as the President of Yacktman. Stephen Yacktman has been employed by Yacktman Asset Management Co. since 1993 and a senior vice president of Yacktman Asset Management Co. since 2004, and currently serves as a senior vice president of Yacktman. Jason Subotky has been employed by Yacktman Asset Management Co. since 2001; he was a vice president of Yacktman Asset Management Co. from 2006 to 2011 and has been a senior vice president since 2011.

The following table describes when each portfolio manager began managing each New Fund, and its corresponding Existing Fund

Fund Name	Portfolio Manager	Managed Fund Since	Managed Predecessor Fund Since

New Yacktman Focused Fund	Donald A. Yacktman Stephen Yacktman Jason Subotky	July 2012	Inception (May 1997) December 2002 December 2009

New Yacktman Fund	Donald A. Yacktman Stephen Yacktman Jason Subotky	July 2012	Inception (July 1992) December 2002 December 2009

The New Yacktman Focused Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the New Fund. The New Yacktman Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.65% of the average daily net assets of the New Yacktman Fund for the first $500,000,000 of assets under management, 0.60% for the next $500,000,000, and 0.55% on amounts in excess of $1,000,000,000. The Investment Manager, in turn, pays Yacktman all of this fee for its services as Subadvisor.

The Investment Manager also provides administrative services to the Funds, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an annual administrative fee of 0.030% of the average daily net assets of each Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.020% on amounts in excess of $500,000,000.

ADDITIONAL INFORMATION

Additional information regarding other accounts managed by the portfolio managers, the compensation of the portfolio managers, and the portfolio managers’ ownership of New Fund shares is available in the SAI relating to this Proxy Statement/Prospectus.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor will be available in the Funds’ Annual Report to Shareholders for the period ending December 31, 2012.

YOUR ACCOUNT

In the Reorganizations, you will receive Service Class shares of the New Funds. The New Funds also offer Investor Class and Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.

Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in a New Fund. Service Class shares are subject to a minimum initial investment amount, as described on page C-14.

Your purchase or redemption of New Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a New Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a New Fund is not open for business, thus affecting the value of a New Fund’s assets on days when New Fund shareholders may not be able to buy or sell New Fund shares.

FAIR VALUE POLICY

Each New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the New Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the New Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a New Fund calculates NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

Each New Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

CHOOSING A SHARE CLASS

Service Class Shares

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Service Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.20% for shareholder servicing provided by financial intermediaries that charge for such services. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker–dealer, trust company or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and Service Class shares may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of such share classes on an ongoing basis and will increase the cost to shareholders who invest in such shares. These payments may provide the intermediary with an incentive to favor sales of shares of a New Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a New Fund over other investment options. Any such payments will not change the NAV or the price of a New Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell New Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Class’ NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

REDEMPTION AND EXCHANGE FEES

Each New Fund will deduct a redemption fee (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
New Yacktman Focused Fund	2.00%
New Yacktman Fund	2.00%

For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Funds are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program or similar asset allocation program as determined by the Investment Manager, (4) of shares where the application of the Redemption/Exchange Fee would cause the Funds, or an asset allocation program of which the Funds are a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, or (5) of shares of a New Fund after the announcement or other initial public disclosure by such New Fund of the liquidation of such New Fund or of the merger or reorganization of such New Fund into another New Fund. Short-term trades not subject to a Redemption/ Exchange Fee as a result of these exceptions may result in additional costs to the Funds that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Funds reserve the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

HOW TO BUY AND SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

Write a letter of instruction containing:

Name of the Fund

	Complete the account application, then mail the application and a check payable to Managers to:	Send a letter of instruction and a check payable to Managers to:	Dollar amount or number of shares you wish to sell

Your name

On yourown: By mail	Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Your account number
Signatures of all account owners
(Include your account number and fund name on your check)
Mail your letter to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Service Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000 for Service Class shares.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*Please	indicate which class of shares you are buying or selling when you place your order.

†Redemptions of $50,000 and over for Service Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Service Class shares.

INVESTMENT MINIMUMS

Your cash investments in the New Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Service Class:
Regular Accounts	$25,000	$100
Individual Retirement Accounts	$10,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Funds family of funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a New Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a New Fund with securities that are eligible for purchase by the New Fund (consistent with the New Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a New Fund as an investment. Assets purchased by a New Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the New Fund’s shares, if such assets were included in the New Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Service Class shares, you will need to provide a New Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if, due to redemptions, its value falls below $500 with respect to Service Class shares, but not until after the Funds give you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a New Fund determines that the request could adversely affect the New Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. The Funds may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies and because of the potential for time-zone arbitrage relating to the foreign and emerging market portfolio securities held by the Funds. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted fair value procedures to minimize these risks, and the Redemption/ Exchange Fee for each of Funds is intended, in part, to discourage short-term and frequent trading of these Funds’ shares.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Funds family of funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page C-18.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in a New Fund, the New Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Funds at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving a New Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI related to this Proxy Statement/Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each New Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a New Fund owns or is considered to have owned for more than one year and that are properly reported by the New Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that a New Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the New Fund meet certain holding period and other requirements. This provisions will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a New Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a New Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a New Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a New Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the New Fund through such a plan, you will not be subject to tax on distributions from the New Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a New Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a New Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a New Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

A New Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the New Fund’s return on those securities would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by a New Fund.

In addition, certain of a New Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause a New Fund to recognize taxable income in excess of the cash generated by such investments (which may require the New Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement/prospectus and have it at hand.

2. Call toll-free [            ] or go to website: https://[            ]

3. Enter the [        ]-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by telephone or Internet.

Please detach at perforation before mailing.

PROXY	THE YACKTMAN FUNDS, INC.	PROXY
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [JUNE 26], 2012

By my signature below, I appoint [            ],[            ] and [            ], so long as they remain officers of The Yacktman Funds, Inc. (“Yacktman Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of The Yacktman Focused Fund and/or The Yacktman Fund, (each a “Fund,” and collectively the “Funds”) that I am entitled to vote at the special meeting of stockholders of the Funds (the “Meeting”) to be held at the offices of [            ], on [June 26, 2012], at [            ] p.m. Eastern Time), and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

I acknowledge receipt of the notice of special meeting of stockholders and the proxy statement/prospectus, dated May 19, 2012.

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” each proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposals. The proxies will vote on any other business that may properly come before the Meeting or any adjournments or postponements thereof in accordance with their best judgment. This Proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.

VOTE VIA THE INTERNET: https://[ ]
VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as your name appears on this Proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	Control No.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

For your convenience, you may vote by returning the Proxy in the enclosed postage paid envelope.

This Proxy is solicited by the Board of Directors of Yacktman Funds. The Board of Directors of Yacktman Funds recommends that you vote “FOR” each proposal below.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of The Yacktman Focused Fund in exchange for shares of Yacktman Focused Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of The Yacktman Focused Fund in connection with the reorganization. (To be voted on by the stockholders of The Yacktman Focused Fund only)	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of The Yacktman Fund in exchange for shares of Yacktman Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of The Yacktman Fund in connection with the reorganization. (To be voted on by the stockholders of The Yacktman Fund only)	☐	☐	☐

Control No.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Yacktman Focused Fund

Service Class: YAFFX

Yacktman Fund

Service Class: YACKX

Each a series of

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated May 19, 2012, relating to the proposed reorganizations of The Yacktman Focused Fund and The Yacktman Fund, each a class of The Yacktman Funds, Inc. (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, Yacktman Focused Fund and Yacktman Fund, each a series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”). A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting [                ].

The date of this Statement of Additional Information is May 19, 2012.

STATEMENT OF ADDITIONAL INFORMATION

i

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated May 19, 2012 (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations (the “Reorganizations”) of The Yacktman Focused Fund and The Yacktman Fund, each a class of The Yacktman Funds, Inc. (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, Yacktman Focused Fund and Yacktman Fund, each a series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”). The Proxy Statement/Prospectus has been sent to the stockholders of the Existing Fund in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Existing Funds to be held on [June 26], 2012.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, each a class of The Yacktman Funds, Inc., are being combined with the New Funds, each a series of Managers AMG Funds, which are newly created funds that do not have any assets or liabilities. The Service Class shares of the New Funds will become the accounting and performance survivors of the Reorganizations and the New Funds will be the successor funds to the Existing Funds.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Existing Funds’ SAI (file no. 811-06161), filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2011, as supplemented through the date of this Proxy Statement/Prospectus.

The Existing Funds’ Annual Report (file no. 811-06161), including Management’s Discussion of Fund Performance, filed with the SEC on March 3, 2012.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

About the Existing Funds

For additional information about the Existing Funds generally and their history, see the Existing Funds’ SAI.

Description of the Existing Funds and Their Investments and Risks

For additional information about the investment objectives, policies, risks and restrictions of the Existing Funds, see “Investment Restrictions and Considerations” and “Disclosure of Portfolio Holdings” in the Existing Funds’ SAI.

Management of the Existing Funds

For additional information regarding the management of the Existing Funds, see “Directors and Officers of the Company” in the Existing Funds’ SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Funds, see “Directors and Officers of the Company – Share Ownership” in the Existing Funds’ SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Funds, see “Investment Adviser, Administrator and Fund Accountant,” “Portfolio Managers,” “Custodian” and “Independent Registered Public Accounting Firm” in the Existing Funds’ SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Funds, see “Allocation of Portfolio Brokerage” in the Existing Funds’ SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Funds, see “Taxes,” “Stockholder Meetings” and “Capital Structure” in the Existing Funds’ SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Funds, see “Redemptions,” “Systematic Withdrawal Plan” and “Automatic Investment Plan, Telephone Purchases and Retirement Plans” in the Existing Funds’ SAI.

Taxation of the Existing Funds

For additional information regarding tax matters with respect to the Existing Funds, see “Taxes” in the Existing Funds’ SAI.

Financial Statements of the Existing Funds

For additional information regarding the financial statements of the Existing Funds, see the Existing Funds’ SAI and the Existing Funds’ Annual Report.

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

GENERAL INFORMATION

This section of the SAI relates solely to the New Funds. Each New Fund is a series of shares of beneficial interest of Managers AMG Funds (the “Trust”), a Massachusetts business trust. The Trust and each New Fund are part of the Managers Funds family of funds, which currently consists of 36 open-end mutual funds in the Trust, Managers Trust I, Managers Trust II, and The Managers Funds (the “Managers Fund Complex”). The Trust was organized on June 18, 1999. The New Funds are sometimes referred to herein collectively as the “Funds,” and each as a “Fund.”

Certain arrangements described herein, including without limitation, investment management, subadvisory, and distribution arrangements, are not currently in effect for the New Funds, but are expected to become effective upon the consummation of the Reorganizations described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Funds, as well as the New Funds’ investment objectives and policies. It should be read in conjunction with the Proxy Statement/Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), is expected to serve as investment manager to the New Funds following the Reorganizations and is responsible for each New Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each New Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the New Funds. Yacktman Asset Management LP is expected to serve as Subadvisor to the New Funds following the Reorganizations. See “Management of the New Funds” for more information.

Investments in the New Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each New Fund in an attempt to achieve its investment objective as stated in the Proxy Statement/Prospectus. The Trust is an open-end management investment company, and the Yacktman Fund is a diversified series of the Trust. The Yacktman Focused Fund is a non-diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the New Funds to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	Yacktman Focused Fund	Yacktman Fund
American Depositary Receipts	X	X
Below-Investment Grade Debt Securities	X	X
Borrowing	X	X
Commercial Paper and Commercial Paper Master Notes	X	X
Convertible Securities	X	X
Corporate and other Debt Securities	X	X
Derivative Instruments	X
Equity Investments
Common Stock	X	X
Depositary Receipts	X	X
Preferred Stock	X	X
Initial Public Offerings	X	X
Foreign Securities	X	X
Illiquid Investments; Privately Placed and Certain Unregistered Securities	X	X
Inflation-Linked Bonds	X	X
Interfund Lending	X	X
Investment Company Securities	X	X
Money Market Instruments and Cash Equivalents	X	X
Options	X
Securities Lending	X	X
United States Government Obligations	X	X
Warrants and Rights	X

Investment Techniques and Associated Risks

1) American Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”). ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. Positions in ADRs are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its depositary receipts, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

2) Below Investment Grade Debt Securities (“Junk Bonds”).

Each Fund may invest in below investment grade securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. Bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in each Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, each Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of each Fund’s investment objective may be more dependent on the Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact each Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

3) Borrowing

Each Fund may borrow from banks and enter into reverse repurchase agreements or forward or dollar roll transactions up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, each Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other series of trusts managed by the Investment Manager, and each Fund discussed in this SAI may borrow up to an additional 5% of its total assets for temporary purposes. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

4) Commercial Paper and Commercial Paper Master Notes.

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers. Commercial paper master notes refers to demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

5) Convertible Securities.

Each Fund may invest in convertible securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

6) Corporate and Other Debt Securities.

Each Fund may invest in Corporate and Other Debt securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

7) Equity Investments

Each Fund may invest in equity securities subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). Each Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

8) Foreign Securities

The Funds may invest in foreign equity securities and debt securities. Each Fund may invest up to 20% of its assets in foreign securities. This 20% limit does not apply to investments in U.S. dollar-denominated securities of foreign issuers in the form of ADRs that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market (see discussion of ADRs under “American Depositary Receipts” above). Each Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.

Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. See “Certain Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Any investments in securities in or otherwise exposed to emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. Such investments may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

9) Illiquid Investments; Privately Placed and Certain Unregistered Securities

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

10) Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

11) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Funds Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Funds Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

12) Investment Company Securities.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of each Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and Subadvisor to the Funds will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, a Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The Funds may seek to invest in ETFs beyond the Limitation pursuant to agreements with ETFs, provided that the Funds comply with the terms and conditions of the agreement with each ETF and the ETF’s exemptive order with the SEC.

13) Money Market Instruments and Cash Equivalents.

Money market instruments may include, among other things, cash equivalents and short-term U.S. Government securities. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Cash equivalents include bank obligations, certificates of deposit, bankers acceptances, time deposits, short-term corporate debt securities with a remaining maturity of 397 days or less, repurchase agreements with banks or registered broker-dealers and time deposits. The Funds may invest in cash equivalents and money market instruments to the extent that such investments are consistent with the Fund’s investment objectives, policies and restrictions, as discussed in the Proxy Statement/Prospectus. A description of the various types of cash equivalents and money market instruments that may be purchased by the Funds appears below.

Bank Obligations. The Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. Neither Fund will enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

14) Options (Yacktman Focused Fund only)

The Yacktman Focused Fund may purchase and write put and call options on stocks. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit the Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. The Yacktman Focused Fund may purchase put options on only specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio, and may purchase call options on specific stocks to realize gains if the prices of the stocks increase. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Yacktman Focused Fund may write put options on specific stocks to generate income. The Yacktman Focused Fund will only write put options if it is willing to purchase the stock at the exercise price. Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The Yacktman Focused Fund may write call options on specific stocks to generate income and hedge against losses caused by declines in the prices of stocks in its portfolio. Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid. The Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

The Yacktman Focused Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in the Yacktman Focused Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Yacktman Focused Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Yacktman Focused Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Yacktman Focused Fund as well as the loss of any expected benefit of the transaction.

The Yacktman Focused Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Yacktman Focused Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Yacktman Focused Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Yacktman Focused Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Yacktman Focused Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Yacktman Focused Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional Risks of Options on Securities. Options on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of the options on securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in options on securities contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Segregated Accounts or Cover. The Yacktman Focused Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also increase the cost of derivative transaction generally or prevent the Funds from using certain instruments.

15) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

16) United States Government Obligations

Each Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Each Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

17) Warrants and Rights (Yacktman Focused Fund only)

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

Diversification Requirements for the Funds

The Yacktman Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. The Yacktman Focused Fund does not intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to the Yacktman Fund only, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Proxy Statement/Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Funds.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each Fund’s investment policies.

For purposes of investment restriction (5) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (the “CFTC”) that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Existing Funds for the fiscal years ended December 31, 2010 and December 31, 2011 are as follows:

Yacktman Focused Fund
Period Ended	Portfolio Turnover Rate
December 31, 2010	6%
December 31, 2011	2%

Yacktman Fund
Period Ended	Portfolio Turnover Rate
December 31, 2010	10%
December 31, 2011	3%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of a Fund’s shareholders. Each Fund will disclose its portfolio holdings on a quarterly basis on or about the 15th day of the following quarter by posting this information on its Website. The Chief Compliance Officer of a Fund may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of a Fund that the disclosures are in the best interests of the Fund’s shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of a Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of a Fund’s shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about a Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor (Yacktman Asset Management LP); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, Interactive Data Corporation, FactSet, Netik, Wilshire Associates, and Institutional Shareholder Services Inc. The Funds may disclose non-public current portfolio holdings information to Interactive on a daily basis for valuation purposes, to FactSet and Netik on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Institutional Shareholder Services Inc. on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	36	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; audit committee financial expert.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham** DOB: 12/01/48	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	36	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant board experience; experienced businessman, familiar with financial statements.
William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002- Nov. 2009)	36	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board of Trustees.
Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	36	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	36	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; audit committee financial expert.
Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	36	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present);	36	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)

*	The Fund complex consists of the funds of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

**	Mr. Bingham, a director of The Yacktman Funds, Inc. is expected to join the Board of Trustees following the closing of the Reorganizations on or about [July 1], 2012.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers	36	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Trust II (2004- 2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

*	The Fund complex consists of the funds of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012-Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer,

Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)
Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I, and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)
John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011

Assistant Secretary, Managers AMG

Funds, The Managers Funds,

Managers Trust I and Managers

Trust II (2011-Present); Senior Vice

President and Counsel, Managers

Investment Group LLC (2011-

Present); Attorney, DeNovo Legal

(2009-2010); Vice President, Credit

Suisse (2007-2009)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2011	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2011
Independent Trustees:

Jack W. Aber	None	Over $100,000
Bruce B. Bingham**	None	None
William E. Chapman, II	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Steven J. Paggioli	None	Over $100,000
Eric Rakowski	None	$50,001-$100,000
Thomas R. Schneeweis	None	$50,001-$100,000
Interested Trustee:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.
**	Mr. Bingham, a director of The Yacktman Funds, Inc. is expected to join the Board of Trustees following the closing of the Reorganizations on or about [July 1], 2012.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers AMG Funds (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below) comprised exclusively of Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In executive session, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent

Trustees are advised by their separate, independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Managers AMG Funds has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review and assessment that is provided to the Board for review and discussion. The risk assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, each Committee of the Board provides oversight of Managers’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with the Funds’ Chief Legal Officer to receive reports on Managers’ risk management activities. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds’ subadvisers and Managers’ investment research team to receive reports regarding the management of the Funds, including their investment risks. The Board also meets periodically with the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers to hear generally about Managers’ business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Pricing Committee from time to time. The Audit Committee met two times during the fiscal year ended December 31, 2011.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the 12-month period during the fiscal year ended December 31, 2011.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended December 31, 2012 the Trustees are estimated to be compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:

Jack W. Aber	$27,604	$107,500
Bruce B. Bingham (c)	$27,604	$50,000
William E. Chapman II (d)	$33,124	$127,500
Edward J. Kaier (e)	$29,812	$115,500
Steven J. Paggioli	$27,604	$107,500
Eric Rakowski	$27,604	$107,500
Thomas R. Schneeweis	$27,604	$107,500

Interested Trustee:
Christine C. Carsman	None	None

(a)	Each Fund is expected to commence operations on or about [July 1], 2012 and its current fiscal year ends on December 31, 2012. Because the Funds are new, compensation is estimated for the fiscal year ending December 31, 2012. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ended December 31, 2012 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2011, consisted of 38 funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II.
(c)	Mr. Bingham, a director of The Yacktman Funds, Inc. is expected to join the Board of Trustees following the closing of the Reorganizations on or about [July 1], 2012.
(d)	Mr. Chapman receives an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(e)	Mr. Kaier receives an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

Albert J. Malwitz and George Stevenson, directors of The Yacktman Funds, Inc., are expected to be retained as advisors to the Board of Trustees, to serve in that capacity for a two-year period commencing on or about [July 1], 2012 following the closing of the Reorganizations, and, in such capacity, Messrs. Malwitz and Stevenson may be consulted with respect to the New Funds by the Board of Trustees on an as-needed basis. As compensation for their service, Messrs. Stevenson and Malwitz will each receive $50,000 annually, payable by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

No person or entity “controlled” (within the meaning of the 1940 Act) the New Funds, as the New Funds have not commenced operations. A person or entity that “controls” the Funds could have effective voting control over the Funds. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

No person or entities owned beneficially or of record 5% or more of the outstanding shares of each class of the New Funds, as the New Funds have not commenced operations.

Management Ownership

All management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of the New Funds, as the New Funds have not commenced operations.

MANAGEMENT OF THE NEW FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The assets of each Fund are managed by a Subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”) was selected by the Investment Manager, subject to the review and approval of the Board of Trustees. As of December 31, 2011, Yacktman had approximately $13.7 billion in assets under management. AMG indirectly owns a majority interest in Yacktman. Yacktman’s address is main office 6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730. The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. All of the investment management fee paid by each Fund to the Investment Manager is used to pay the subadvisory fees of Yacktman.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to the Funds are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Funds’ Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with Yacktman with respect to the Funds (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on 60 days’ written notice to the other party and to the applicable Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for each Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the Funds;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreement, the Subadvisor manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trust’s Board of Trustees. The provision of investment advisory services by the Subadvisor to a Fund will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expect to render investment advisory services to others.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of each Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisor to acquire for the Funds a position in any investment that any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit each Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Funds or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust may rely on an exemptive order from the SEC that, subject to compliance with its conditions, would permit the Investment Manager to enter into subadvisory agreements with unaffiliated subadvisors without shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Trustees but without shareholder approval, to employ new unaffiliated subadvisors for a Fund, change the terms of the subadvisory agreement for an unaffiliated subadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a Subadvisor to the Funds without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee

Yacktman Focused Fund	1.00%

Yacktman Fund	0.65% on the first $500,000,000, 0.60% on the next $500,000,000 and 0.55% over $1,000,000,000

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

Because the Funds commenced operations on or following the date of this SAI, there have been no payments by the Funds to the Investment Manager for advisory services.

Expense Limitations

From time to time, the Investment Manager and the Subadvisor may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager or Subadvisor may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to a Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Proxy Statement/Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant a Fund’s contractual expense limitation, the Investment Manager and the Subadvisor may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager or Subadvisor may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. Because the Funds commenced operations on or following the date of this SAI, there have been no fees waived and/or expenses reimbursed to the Funds.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an administration and shareholder servicing agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager. For more information about the Fund Administration Agreement, see “Administrative Services” below.

Portfolio Managers of the Funds (information as of December 31, 2010)

Yacktman has day-to-day responsibility for managing each Fund’s portfolio and has managed each Fund since its inception.

Donald A. Yacktman, Stephen Yacktman and Jason Subotky serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Funds.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Donald A. Yacktman
Type of Account	Number Of Accounts Managed	Total Assets Managed		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	1	$302,765,087	(1)	0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	35	$223,083,396		0	$0

Portfolio Manager: Stephen Yacktman
Type of Account	Number Of Accounts Managed	Total Assets Managed		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	3	$97,777,515	(1)	0	$0
Other Accounts	15	$648,508,595	(1),(2)	0	$0

Portfolio Manager: Jason Subotky
Type of Account	Number Of Accounts Managed	Total Assets Managed		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	0	$0		0	$0
Other Pooled Investment Vehicles	3	$97,777,515	(1)	0	$0

Other Accounts	15	$648,508,595	(1),(2)	0	$0

(1)	The Subadvisor takes a team approach in managing these accounts, with more than one of the Subadvisor’s portfolio managers managing the accounts.
(2)	Two of the “Other Accounts” are wrap fee programs which include approximately 482 underlying clients with total assets of approximately $425.4 million.

Potential Material Conflicts of Interest

The portfolio managers of the Subadvisor are often responsible for managing other accounts. The Subadvisor typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Subadvisor or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Subadvisor has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Subadvisor has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Manager Compensation

Portfolio managers receive an annual base salary from the Subadvisor. They also have an ownership interest in the Subadvisor. As a result, portfolio managers will receive distributions from the Subadvisor, which may come from profits generated by the Subadvisor.

Portfolio Managers’ Ownership of Fund Shares

The Portfolio Managers do not own any shares of the New Funds, as the New Funds have not commenced operations.

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with Yacktman’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the applicable Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Because the Funds are new, there is no information available for how the Funds voted proxies relating to their portfolio securities during the past twelve months. Information regarding how Yacktman voted proxies relating to portfolio securities of the Existing Funds during the most recent twelve month period ended June 30 is available: (i) without charge, by calling 1-(800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Code of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administration Agreement

Under the Fund Administration Agreement between the Trust and the Investment Manager, the Investment Manager also serves as administrator of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform subaccounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For these services, each Fund will pay the Investment Manager an annual administrative fee of 0.030% of the average daily net assets of the Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.020% on amounts in excess of $500,000,000. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager.

Because the Funds commenced operations on or following the date of this SAI, there have been no payments by the Funds to the Investment Manager for administrative services.

Distribution Arrangements

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and MDI, MDI serves as the principal distributor and underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangements discussed below, generally MDI bears a portion of expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Funds’ prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. MDI is not obligated to sell any specific amount of shares of any Fund.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

For sales of Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold shares of the Funds. Certain programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of each of the Funds (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Investor Class and Institutional Class shares of the Funds are currently not being offered, and there are no such shares currently outstanding. All share classes of the Funds are sold without a front end or contingent deferred sales load and Institutional Class shares and Service Class shares of the Funds are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Pursuant to the Plan, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of Investor Class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of each Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by a vote of a majority of the outstanding voting securities of the applicable Fund (as that term is defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment.

Because Investor Class shares of the Yacktman Focused Fund and Yacktman Fund are not being offered and there are no such shares currently outstanding, no payments for the Investor Class shares of the Yacktman Focused Fund and Yacktman Fund have been made under the Plan.

Custodian

Although it is expected that the Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, will serve as the custodian for the Funds, there may be a transition period immediately following the Reorganization, expected to occur on or about [July 1], 2012, where the Existing Funds’ custodian, U.S. Bank, N.A. (“US Bank”), will provide custodian services to the Funds for an interim period. US Bank is located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the name of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

Although it is expected that BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), will serve as the transfer agent and the dividend disbursing agent for the Funds by [], there may be a transition period immediately following the closing of the Reorganization, expected to occur on or about [July 1], 2012, where the Exsting Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“US Bank Services”) will provide transfer agency and related services to the Funds for an interim period. US Bank Services is located at 615 East Michigan Street, Milwaukee, WI 53022. BNY Mellon Investment Servicing also serves as the sub-transfer agent for the ManagersChoice® asset allocation program.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Funds for the fiscal year ending December 31, 2012. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisor employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the Proxy Statement/Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the Proxy Statement/Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. Each Fund will deduct a redemption/exchange fee (the “Redemption/Exchange Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. The Redemption/Exchange Fee may not apply in certain circumstances, as described in the Proxy Statement/Prospectus. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of each of the Funds are conducted in a first in/first out (“FIFO”) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

The Trust reserves the right to redeem a shareholder account (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of a Fund’s shares in the account falls below the following amounts due to redemptions: (i) $500 with respect to Investor Class shares and Service Class shares of the Funds; or (ii) $25,000 with respect to Institutional Class shares of the Funds. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Proxy Statement/Prospectus, an investor may exchange shares of a Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load) or, with respect to Funds offering multiple classes of shares, into shares of the same class of any of the other funds managed by the Investment Manager. Not all Funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ Funds described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan

Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. The Funds will apply and deduct the Redemption/Exchange Fee of 2% from the proceeds of any redemption by exchange if the exchange occurs within 60 days of the purchase of those shares. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Proxy Statement/Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the redemption or exchange of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Proxy Statement/Prospectus for more information.

Net Asset Value

Each class of shares computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities listed on a U.S. securities exchange (including ADRs and GDRs) are valued at the last quoted sale price on the exchange where such securities are principally traded as of the close of the exchange’s or such market’s regular trading hours on the valuation date, or, lacking any sales, at the last quoted bid price on such principal exchange. Equity securities traded on NASDAQ or in a U.S. OTC market (including ADRs) are valued at the official closing price as of the close of the market’s regular trading hours on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued at each market’s official closing price if one is available and is representative of the overall market, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such non-U.S. market but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Trustees, the Investment Manager may rely upon recommendations of a third party fair valuation service in adjusting the prices of such non-U.S. portfolio investments. Otherwise, equity securities traded primarily on non-

U.S. stock exchanges or in non-U.S. OTC markets are valued on the basis of the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Debt obligations with maturities of sixty (60) days or less are valued at amortized cost. Debt obligations with maturities of more than 60 days are valued using the evaluated bid price or the mean between the evaluated bid and ask prices. Notwithstanding the foregoing, currencies, financial derivatives and IPOs will be valued in accordance with each Fund’s valuation procedures adopted from time to time. In the event that the market quotation for a portfolio instrument is not deemed to be readily available or if a Fund’s service providers believe the quotation to be unreliable pursuant to the Fund’s Market Value Procedures, the portfolio instrument is valued at fair value, as determined in good faith and pursuant to the Fund’s Fair Value Procedures established by the Trustees. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the Proxy Statement/Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to so qualify and be treated, each Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income “Qualifying Income”);

(b)	invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the total assets of the Fund and to no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes to shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions may be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Taxation of the Funds’ Investments

Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities, including all zero coupon debt securities, with a fixed maturity date of more than one year from the date of issuance may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price (or, in the case of original issue discount obligations, the revised issue price) of a debt security over the purchase price of such security. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.

Junk Bonds. If a Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by a Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax laws, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales, foreign securities, securities loans or similar transactions. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities, equity indices and futures contracts) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Foreign Currency Transactions and Hedging. Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends or interest earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income or distributions qualifying for the corporate dividends-received deduction (each of which is described below); and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investments in Other Investment Companies. If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the corporate dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company. (Qualified dividend income and the dividends-received deduction are described below.)

Mortgage-Related Securities. The Funds may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities such as REITs) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below. Any investment in residual interests of a collateralized mortgage obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Taxation of Certain Investments. As described above, certain of each Fund’s investments can create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss , in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. The reduced rates apply only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. The special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for the purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short term capital gain over net long term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations.

However, any distributions received by a Fund from PFICs or REITs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a Fund realizes that year, in which case the excess generally be treated as a return of capital to shareholders. A return of capital will reduce the shareholder’s tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gains from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of its shares.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. Consequently, a Fund’s yield on those securities will be decreased. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs (as described above) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a “disqualified organization” (a CRT or one of certain other tax-exempt shareholders, including the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. The extent to which the October 2006 guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these new rules; such guidance is potentially subject to material change. Very generally, it is possible that distributions made by the Fund on or after the dates noted above (or such later date as may be provided in future guidance), including a distribution in redemption of shares, to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder timely enters into and complies with an agreement with the IRS or otherwise complies with applicable guidance. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Funds continue to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of the Funds and their shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, instrument or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of the Yacktman Focused Fund and Yacktman Fund – the Institutional Class, Service Class, and Investor Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of the Funds represents an equal proportional interest in the Funds with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Proxy Statement/Prospectus and in this SAI.

The shareholders of a Fund in the Trust are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of a Fund having a NAV of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Proxy Statement/Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and the Proxy Statement/Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Proxy Statement/Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. The Proxy Statement/Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Funds have not commenced operations as of the date of this SAI.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay shortterm obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Rating Definitions

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B

YACKTMAN ASSET MANAGEMENT LP

PROXY VOTING POLICIES AND PROCEDURES

Section 6.23 Proxy Voting Policy

A. Generally. The fiduciary duties of the Company require it, when authorized to vote proxies for its clients, including The Yacktman Funds, to make voting decisions consistent with the “economic best interests” of its clients and to review each proxy on a case by case basis with final decisions based on the merits. These guidelines are in accordance with the standards outlined above.

B. Procedures.

1. The Company has both the responsibility and authority to vote proxies with respect to the securities in all accounts under its management, but only where expressly given and mutually agreed upon.

2. For accounts where voting authority expressly is given and mutually agreed upon, it is the responsibility of the client to have all proxy material sent to the Company.

3. The Company may engage a third-party administrator to provide recommendations to it on voting the client proxies.

4. The Company will review the recommendations provided by the third-party administrator, and any unusual or controversial issues, with the final decision being made by President or, in his absence, by the Co Chief Investment Officer.

5. The President will instruct the third-party administrator, in writing, how to vote the proxies on behalf of the Company’s clients.

6. The Company will maintain and monitor a record of all votes on proxy matters.

In the rare circumstances that the Firm would vote against its own proxy policies, a detailed explanation as to the reason for divergence from its policies would be put in writing and maintained in the Firm’s proxy file.

C. Guidelines for Voting on Specific Issues.

1. Routine Matters. The Company will tend to vote with management on most routine matters, although it reserves the right to vote otherwise. A partial list includes:

(a)	Board of Directors;

1.	Election of Directors;

2.	Independence of Directors;

3.	Separate offices of Chairperson and Chief Executive Offices;

4.	Limiting personal liability; and

5.	Board’s composition and size.

(b)	Scheduling of annual meetings;

(c)	Appointment of auditors;

(d)	Increase in authorized common stock;

(e)	Reincorporation;

(f)	Employee stock purchase plans;

(g)	Charitable, political, or educational contributions; and

(h)	Business operations in foreign countries.

2. Social, Environmental, or Political Proposals. The economic interest of the client is the foremost consideration in the evaluation of these proposals. The Company will tend to vote with management on most of the following issues:

(a)	High-Performance workplace practices;

(b)	Restrictive energy or environmental proposals;

(c)	Restrictions on military contracting;

(d)	Limitations of the marketing of controversial products; and

(e)	Limiting or restriction of business in countries as a protest against political and moral practices in those countries.

3. Shareholder Sovereignty. The Company will tend to vote against any proposal that limits shareholder influence on management or adversely affects the potential value received shareholders. Issues in this category would include:

(a)	Confidential proxy voting practices;

(b)	Elimination of cumulative voting;

(c)	Greenmail;

(d)	“Poison Pills” or “Golden Parachutes;”

(e)	Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale;

(f)	The issuance of securities contingent on a corporate reorganization which offer special voting rights, are dilutive, or in general are not designed to enhance shareholder value; and

(g)	Stock option plans.

D. Voting with respect to Securities on Loan. If voting rights with respect to loaned securities owned by clients have passed to the borrower, The Company will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the “economic best interests” of the client. For a proposal to have a material effect on the “economic best interests” of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer’s stock; (ii) the client must own a sufficient percentage of the issuer’s stock so that the client’s affirmative or negative vote would be likely to effect the outcome of the proposal; and, with respect to The Yacktman Funds, (iii) the issuer’s stock must represent a sufficient portion of a Fund’s net assets such that the likely change in the market price of the issuer’s stock would affect the net asset value of the Fund.

F. Conflicts of Interest. There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients. For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of it relationship with the Company. In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy but only after disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of the securities.

G. Record Keeping. The Company will maintain the following records with respect to proxy voting:

a)	A copy of the Company’s current proxy voting policy:

b)	A copy of any agreement between the Company and any third party administrator:

c)	A copy of all proxy statements received (the Company may rely on the EDGAR system or a third party administrator to satisfy this requirement);

d)	A record of each vote cast on behalf of a client. If the vote is cast by the Company, the record will be maintained in the proxy file maintained by the Company. If the vote is cast by the third party administrator, the Company shall rely on such administrator’s recordkeeping to satisfy this requirement;

e)	A copy of any document prepared by the Company or a third party administrator that was material in making a voting decision or that memorializes the basis for that decision;

f)	A copy of each written client request for information on how the Company voted proxies on the client’ behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

H. Disclosure. As part of its Form ADV Part II, the Company will summarize its proxy policies and procedures along with a statement that a copy of these policies and procedures will be made available upon written request. As part of that disclosure, the Company will inform clients that it will also provide them a copy how the proxies were voted, upon written request.

FORM N-14

PART C. OTHER INFORMATION

To the Registration Statement of Managers AMG Funds (the “Registrant” or the “Trust”)

Item 15. Indemnification.

Under Article VI of the Registrant’s Master Trust Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office (“Disabling Conduct”); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the “1940 Act”). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Reference is made to the Distribution Agreement with Managers Distributors, Inc., and any amendments thereto, attached as Exhibit e.1, Exhibit e.2 and Exhibit e.3, which is incorporated herein by reference, and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 16. Exhibits.

Exhibit No.	Description

1(a)	Master Trust Agreement dated June 18, 1999. (i)

1(b)	Amendment No. 1 to Master Trust Agreement. (ii)

1(c)	Amendment No. 2 to Master Trust Agreement. (ii)

1(d)	Amendment No. 3 to Master Trust Agreement. (iii)

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1(e)	Amendment No. 4 to Master Trust Agreement. (iii)

1(f)	Amendment No. 5 to Master Trust Agreement. (iv)

1(g)	Amendment No. 6 to Master Trust Agreement. (v)

1(h)	Amendment No. 7 to Master Trust Agreement. (vii)

1(i)	Amendment No. 8 to Master Trust Agreement. (ix)

1(j)	Amendment No. 9 to Master Trust Agreement. (x)

1(k)	Amendment No. 10 to Master Trust Agreement (dated December 3, 2004). (xi)

1(l)	Amendment No. 10 [sic] to Master Trust Agreement (dated September 12, 2003). (xv)

1(m)	Amendment No. 11 [sic] to Master Trust Agreement. (xiii)

1(n)	Amendment No. 13 to Master Trust Agreement. (xv)

1(o)	Amendment No. 14 to Master Trust Agreement. (xv)

1(p)	Amendment No. 15 to Master Trust Agreement. (xv)

1(q)	Amendment No. 16 to Master Trust Agreement. (xvi)

1(r)	Amendment No. 17 to Master Trust Agreement. (xvii)

1(s)	Amendment No. 18 to Master Trust Agreement. (xx)

1(t)	Amendment No. 19 to Master Trust Agreement. (xxi)

1(u)	Amendment No. 20 to Master Trust Agreement. (xxv)

1(v)	Amendment No. 21 to Master Trust Agreement. (xxviii)

1(w)	Amendment No. 22 to Master Trust Agreement. (xxxi)

1(x)	Amendment No. 23 to Master Trust Agreement. (xxxii)

1(y)	Amendment No. 24 to Master Trust Agreement. (xxxvi)

2	Amended and Restated By-Laws of the Trust. (xxvi)

3	Not applicable.

4	Agreement and Plan of Reorganization between The Yacktman Funds, Inc. and Managers AMG Funds is incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed herewith as Part A to this registration statement on Form N-14.

5	Articles IV and V and Sections 6.1, 6.3, 6.5, 6.6, 7.1, 7.2, and 7.3 of the Master Trust Agreement dated June 18, 1999, incorporated by reference herein as Exhibit a.1. (i)

6(a)	Investment Management Agreement between the Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”), dated as of October 19, 1999. (ii)

6(b)	Letter Agreement to Investment Management Agreement between the Registrant and Managers with respect to the Systematic Value Fund. (xxiv)

6(c)	Sub-Advisory Agreement between Managers and Systematic Financial Management, L.P. with respect to the Systematic Value Fund. (vii)

6(d)	Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to the Essex Small/Micro Cap Growth Fund (formerly, Burridge Small Cap Growth Fund). (ix)

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6(e)	Sub-Advisory Agreement between Managers and Essex Investment Management Company, LLC with respect to Essex Small/Micro Cap Growth Fund. (xv)

6(f)	Investment Advisory Agreement between the Registrant and Managers with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xi)

6(g)	Subadvisory Agreement between Managers and TimesSquare Capital Management, LLC with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xi)

6(h)	Letter Agreement to Investment Management Agreement between the Registrant and Managers with respect to Systematic Mid Cap Value Fund. (xvii)

6(i)	Sub-Advisory Agreement between Managers and Systematic Financial Management, L.P. with respect to the Systematic Mid Cap Value Fund. (xvii)

6(j)	Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to the Skyline Special Equities Portfolio is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-146198 (filed September 20, 2007).

6(k)	Sub-Advisory Agreement between Managers and Skyline Asset Management, L.P. with respect to the Skyline Special Equities Portfolio dated January 23, 2009. (xxvi)

6(l)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers relating to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

6(m)	Form of Subadvisory Agreement between Managers and Gannett Welsh & Kotler, LLC relating to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

6(n)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund and the Renaissance Large Cap Growth Fund. (xxviii)

6(o)	Form of Letter Agreement to the Subadvisory Agreement between Managers and Gannett Welsh & Kotler, LLC with respect to the GW&K Municipal Bond Fund. (xxviii)

6(p)	Form of Subadvisory Agreement between Managers and The Renaissance Group LLC with respect to the Renaissance Large Cap Growth Fund. (xxviii)

6(q)	Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

6(r)	Subadvisory Agreement between Managers and Trilogy Global Advisors, LP with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

6(s)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

6(t)	Form of Subadvisory Agreement between Managers and Yacktman Asset Management, LP with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

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7(a)	Distribution Agreement between Managers Distributors, Inc. and the Registrant, on behalf of each of its series, dated December 4, 2009. (xxx)

7(b)	Letter Agreement to the Amended and Restated Distribution Agreement between Managers Distributors, Inc. and the Registrant with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

7(c)	Form of Letter Agreement to the Amended and Restated Distribution Agreement between Managers Distributors, Inc. and the Registrant with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

8	Not applicable.

9(a)	Custodian Agreement between the Registrant and The Bank of New York, dated June 25, 2002. (xii)

9(b)	Foreign Custody Manager Agreement between the Registrant, on behalf of each of its series, and The Bank of New York. (xxxii)

10(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated as of April 4, 2012. (xxxvi)

10(b)	Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xxiv)

10(c)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to Systematic Value Fund, Essex Small/Micro Cap Growth Fund, Systematic Mid Cap Value Fund, GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund, GW&K Municipal Bond Fund, Renaissance Large Cap Growth Fund, Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund, Trilogy International Small Cap Fund, Yacktman Focused Fund and Yacktman Fund. (xxxvi)

11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered with respect to Yacktman Focused Fund and Yacktman Fund is filed herewith

12	Opinion and Consent of Ropes & Gray LLP with respect to tax matters. (to be filed by amendment)

13(a)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to TimesSquare Mid Cap Growth Fund. (to be filed by amendment)

13(b)	Administration Agreement between the Registrant and Managers with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xi)

13(c)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to TimesSquare Small Cap Growth Fund. (to be filed by amendment)

13(d)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc., which was formerly PFPC Inc.). (xiii)

13(e)	Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated, January 1, 2008. (xxii)

13(f)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to each of Systematic Value Fund and Systematic Mid Cap Value Fund. (xxxiii)

13(g)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Essex Small/Micro Cap Growth Fund. (xxxiv)

13(h)	Expense Limitation Agreement between the Registrant and Managers with respect to Skyline

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Special Equities Portfolio. (to be filed by amendment)

13(i)	Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to Skyline Special Equities Portfolio is incorporated by reference to an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, Registration Statement No. 333-146198 (filed October 23, 2007).

13(j)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Small Cap Equity Fund. (to be filed by amendment)

13(k)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Municipal Enhanced Yield Fund. (xxxiii)

13(l)	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

13(m)	Form of Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund (to be filed by amendment)

13(n)	Form of Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the Renaissance Large Cap Growth Fund. (to be filed by amendment)

13(o)	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund and the Renaissance Large Cap Growth Fund. (xxviii)

13(p)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Trilogy Global Equity Fund. (xxxv)

13(q)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Trilogy Emerging Markets Equity Fund. (xxxv)

13(r)	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Trilogy International Small Cap Fund. (xxxv)

13(s)	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

13(t)	Form of Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Service Class shares of Yacktman Focused Fund. (xxxvi)

13(u)	Form of Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Service Class shares of Yacktman Fund. (xxxvi)

14(a)	Consent of Cohen Fund Audit Services, Ltd. is filed herewith.

14(b)	Consent of PricewaterhouseCoopers LLP is filed herewith.

15	None.

16	Power of Attorney for the Trustees and Certain Officers of the Registrant is filed herewith.

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

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(ii)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

(iii)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

(iv)	Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 20, 2001).

(v)	Filed as an exhibit to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 5, 2001).

(vi)	Intentionally omitted.

(vii)	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 17, 2002).

(viii)	Filed as an exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 30, 2002), under the same exhibit number.

(ix)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-095219 (filed April 11, 2002).

(x)	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 31, 2003).

(xi)	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

(xii)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 23, 2004).

(xiii)	Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

(xiv)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 29, 2005).

(xv)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

(xvi)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2006).

(xvii)	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2006).

(xviii)	Filed as an exhibit to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2007).

(xix)	Intentionally omitted.

(xx)	Filed as an exhibit to Post Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2007).

(xxi)	Filed as an exhibit to Post Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 21, 2007).

(xxii)	Filed as an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2008).

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(xxiii)	Filed as an exhibit to Post Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2008).

(xxiv)	Filed as an exhibit to Post Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 26, 2008).

(xxv)	Filed as an exhibit to Post Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 29, 2008).

(xxvi)	Filed as an exhibit to Post Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2009).

(xxvii)	Filed as an exhibit to Post Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed May 28, 2009).

(xxviii)	Filed as an exhibit to Post Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 2, 2009).

(xxix)	Filed as an exhibit to Post Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed July 24, 2009).

(xxx)	Filed as an exhibit to Post Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2010).

(xxxi)	Filed as an exhibit to Post Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2011).

(xxxii)	Filed as an exhibit to Post Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2011).

(xxxiii)	Filed as an exhibit to Post Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 29, 2011).

(xxxiv)	Filed as an exhibit to Post Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2011).

(xxxv)	Filed as an exhibit to Post Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2012).

(xxxvi)	Filed as an exhibit to Post Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 19, 2012).

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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(3) The undersigned registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this registration statement no later than a reasonable time after the closing of the transactions.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Norwalk, and State of Connecticut, on the 19th day of April, 2012.

MANAGERS AMG FUNDS

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer, Chief Financial Officer, and Principal
Financial Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jack W. Aber* Jack W. Aber	Trustee	April 19, 2012

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	April 19, 2012

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	April 19, 2012

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	April 19, 2012

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	April 19, 2012

/s/ Eric Rakowski* Eric Rakowski	Trustee	April 19, 2012

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	April 19, 2012

/s/ Keitha L. Kinne Keitha L. Kinne	President and Principal Executive Officer (Principal Executive Officer)	April 19, 2012

/s/ Donald S. Rumery Donald S. Rumery	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	April 19, 2012

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Power of Attorney filed herewith
Date: April 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

11	Opinion and Consent of Ropes & Gray LLP.

14(a)	Consent of Cohen Fund Audit Services, Ltd.

14(b)	Consent of PricewaterhouseCoopers LLP.

16	Power of Attorney.